UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-7878

DREYFUS LIFETIME PORTFOLIOS, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	9/30
Date of reporting period:	9/30/05

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus portfolio are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus portfolio.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE PORTFOLIOS

2	Letter from the Chairman
3	Discussion of Performance
8	Portfolio Performance
14	Understanding Your Portfolio’s Expenses
15	Comparing Your Portfolio’s Expenses
With Those of Other Funds
Statement of Investments
16	Income Portfolio
29	Growth and Income Portfolio
45	Growth Portfolio
Statement of Financial Futures
28	Income Portfolio
44	Growth and Income Portfolio
50	Growth Portfolio
51	Statement of Assets and Liabilities
53	Statement of Operations
Statement of Changes in Net Assets
55	Income Portfolio
57	Growth and Income Portfolio
59	Growth Portfolio
Financial Highlights
61	Income Portfolio
63	Growth and Income Portfolio
65	Growth Portfolio
67	Notes to Financial Statements
77	Report of Independent Registered
Public Accounting Firm
78	Important Tax Information
79	Information About the Review
and Approval of Each Portfolio’s
Investment Advisory Agreement
87	Board Members Information
89	Officers of the Fund

F O R M O R E I N F O R M AT I O N

Back Cover

The Portfolio

Dreyfus LifeTime Portfolios, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus LifeTime Portfolios, Inc. covers the 12-month period from October 1, 2004, through September 30, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Jocelin A. Reed.

After rallying in the final weeks of 2004, stocks have traded within a relatively narrow range through most of 2005, as soaring energy prices and rising short-term interest rates offset more positive market forces, including a moderately expanding economy and better-than-expected corporate earnings.A closer look at stock market performance reveals more disparate returns among various industry groups, with most energy and energy servicing stocks benefiting from higher oil and gas prices, and many consumer and industrial stocks retreating amid concerns that higher energy prices might undermine consumer spending and begin to cut into profit margins.

Recent events — including sharply higher gasoline and energy prices, and Hurricane Katrina — have added a degree of uncertainty to the economic outlook. However, our economist currently expects the U.S. economy to continue to grow without either entering a recession or triggering a significant acceleration of inflation. As always, we encourage you to discuss the potential implications of these and other matters with your financial advisor.

Thank you for your continued confidence and support.

The Dreyfus Corporation October 17, 2005
2

DISCUSSION OF PERFORMANCE

Jocelin A. Reed, CFA, Portfolio Manager How did Dreyfus LifeTime Portfolios, Inc. perform relative to its benchmarks?

For the 12-month period ended September 30, 2005, Dreyfus LifeTime Portfolios, Inc. produced the following total returns:1

Growth Portfolio		Customized Blended Index[2]

Investor Shares	14.64%	12.68%
Restricted Shares	15.12%
Growth and Income Portfolio

Investor Shares	9.27%	8.35%
Restricted Shares	9.49%
Income Portfolio

Investor Shares	2.37%	4.03%
Restricted Shares	3.02%

Total returns for the Growth Portfolio and the Growth and Income Portfolio also compare to a 12.25% total return for the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) for the same period.The total return for the Income Portfolio also compares to a 1.50% total return for the Lehman Brothers Intermediate Government/Credit Bond Index for the reporting period.3

Stocks and bonds fared relatively well over the reporting period as an expanding economy and higher corporate earnings offset negative influences, including rising interest rates and soaring energy prices.The Growth and Growth and Income Portfolios produced higher returns than their Customized Blended Indices, largely due to our emphasis on stocks and the success of our security selection strategy. The Income Portfolio modestly trailed its benchmark after fees, due primarily to cash flows and significant index changes in the reporting period.

What are the portfolios’ investment approaches?

Dreyfus LifeTime Portfolios, Inc. consists of three separate portfolios, each offering a range of investment approaches and varying asset allo-

The Portfolios 3

DISCUSSION OF PERFORMANCE (continued)

cations.All three portfolios typically invest in stocks and bonds and are managed using the same basic investment philosophy; however, each portfolio’s asset allocation varies according to its own investment goals and risk tolerance levels.

For example, the Growth Portfolio, the most aggressive of the three, has a neutral mix of 80% of its assets in stocks and 20% in investment-grade bonds. Depending on market and economic conditions, the portfolio’s actual mix of stocks to bonds may range from 100%/0% to 65%/35%. The portfolio may invest up to 25% of its net assets in foreign securities.

The Growth and Income Portfolio, a moderate portfolio, has a neutral asset mix of 50% in stocks and 50% in investment-grade bonds. Depending on market and economic conditions, the actual mix of stocks to bonds may range from 35%/65% to 65%/35%.The portfolio may invest up to 15% of its net assets in foreign securities.

The actual makeup of the Growth Portfolio and the Growth and Income Portfolio will vary over time according to our view of prevailing market conditions.

Finally, the Income Portfolio, the most conservative of the three, typically maintains an asset allocation of approximately 67.5% in investment-grade bonds, 22.5% in stocks of companies whose total market values are more than $1.4 billion, and 10% in cash.

What other factors influenced the portfolios’ performance?

Although investors were concerned about the effects of rising oil prices and higher short-term interest rates, corporate profits strengthened and the U.S. economy remained strong. Accordingly, we maintained the portfolios’ equity allocations near their allowable maximums, reflecting our belief that stocks generally represented better values than bonds.

Energy stocks posted especially robust returns as oil and gas prices surged to record highs. Oil refiners such as Sunoco, ConocoPhillips and Occidental Petroleum also benefited when a shortage of refining capacity and rising demand put additional upward pressure on gasoline prices. In the utilities area, concerns regarding tight electricity supplies helped boost returns from TXU Energy and Constellation Energy Group.

4

Among financial stocks, we generally avoided reinsurance companies, which suffered due to claims from Hurricanes Katrina and Rita. Instead, we focused on larger banks, many of which have profited from global business development.We favored banks with robust fee-based and transaction businesses, which helped offset lower profit margins from more interest-sensitive lending activities.

In the producer goods area, portfolio holdings Rockwell Automation and American Power Conversion Corporation benefited from rising global industrial growth. A strong U.S. housing market helped boost several homebuilding companies, including KB Home. Finally, railroad stocks gained value due to an increase in coal shipments as well as the ability to pass on higher fuel costs to their customers.

The technology group was the only market sector in which the S&P 500 Index produced higher returns than the portfolios. Disappointing earnings from security software maker Symantec and a lack of investment in hardware manufacturer Apple Computer held back the portfolios’ technology returns.

As for the portfolios’ fixed-income investments, the Federal Reserve Board raised the overnight federal funds rate from 1.75% at the beginning of the reporting period to 3.75% by its end, eroding the prices of shorter-term U.S. government securities. Contrary to historical norms, however, longer-term bonds held up surprisingly well as inflation expectations remained low and demand from overseas investors was high. Among corporate bonds, higher-quality securities outperformed lower-rated credits, reflecting quality concerns within the automotive sector.

What are the portfolios’ current strategies?

While we are aware that equity returns may moderate if rising interest rates and high fuel costs hamper economic growth, we currently believe that stocks generally offer better value than bonds.As always, we are prepared to adjust the portfolios’ allocations as circumstances change.

October 17, 2005
The Portfolios 5

DISCUSSION OF PERFORMANCE (continued)

6

[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.
[2]	For the Growth Portfolio, the Customized Blended Index has been prepared by the portfolio for purposes of more accurate comparison to the Growth Portfolio’s overall portfolio composition.We have combined the performance of unmanaged indices reflecting the baseline percentage set forth in the prospectus, but in greater detail than the broader prospectus baseline percentages: Domestic
Large Company Stocks — 54.4%; Domestic Small Company Stocks — 13.6%; Foreign
Stocks — 12%; Domestic Bonds — 17%; and Foreign Bonds — 3%.The Customized
Blended Index combines returns from the Standard & Poor’s 500 Composite Stock Price Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe,Australasia, Far East
(Free) Index — Hedged $U.S. (MSCI EAFE), the Lehman Brothers Intermediate
Government/Credit Bond Index (“Lehman Brothers Index”) and the J.P. Morgan Non-U.S.
Government Bond Index — Hedged (“J.P. Morgan Global Index”) and is weighted to the aforementioned baseline percentages.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.
The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market
capitalization.The MSCI EAFE is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The Lehman Brothers Index is a widely accepted, unmanaged index of government and corporate bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade corporate debt, with an average maturity of 1-10 years.The J.P. Morgan Global Index is an index that measures return on bonds from 12 world markets, hedged into U.S. dollars.This index does not include a
U.S. bond component. None of the foregoing indices reflects account charges, fees or other expenses.
For the Growth and Income Portfolio, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus baseline percentages: Domestic Large Company Stocks — 36%; Domestic Small
Company Stocks — 9%; Foreign Stocks — 5%; Domestic Bonds — 45%; and Foreign Bonds
— 5%.The Customized Blended Index combines returns from the S&P 500 Index, the Russell
2000 Index, the MSCI EAFE, the Lehman Brothers Index and the J.P. Morgan Global Index
and is weighted to the aforementioned baseline percentages.The indices are described above.
For the Income Portfolio, we have combined the performance of unmanaged indices reflecting the baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus baseline percentages: Bonds — 67.5%; Stocks — 22.5%; and Treasury Bills — 10%.The
Customized Blended Index combines returns from the Lehman Brothers Index, the S&P 500
Index (both described above) and the 90-day Treasury bill rate, as it changes from time to time, and is weighted to the aforementioned baseline percentages.
[3]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The S&P 500 Index and the Lehman Brothers Intermediate
Government/Credit Bond Index are described above.

The Portfolios 7

8

Average Annual Total Returns as of 9/30/05
	1 Year	5 Years	10 Years

Investor shares	9.27%	1.67%	7.37%
Restricted shares	9.49%	2.09%	7.56%

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The graph on the left compares a $10,000 investment made in each of the Investor shares and Restricted shares of the Growth and Income Portfolio on 9/30/95 to a $10,000 investment made on that date in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) as well as to a Customized Blended Index reflecting the portfolio’s asset allocation baseline percentages (“Baseline”) which are described below and in the portfolio’s prospectus.The Customized Blended Index is calculated on a year-to-year basis. All dividends and capital gain distributions are reinvested.

The Growth and Income Portfolio allocates your money among domestic and foreign stocks and bonds.The portfolio’s performance shown in the line graph takes into account all applicable fees and expenses.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The S&P 500 Index was selected because (1) domestic common stocks represent a significant portion of the Baseline and (2) the majority of the stock portion of the portfolio is invested in stocks included in the S&P 500 Index. Because the portfolio has significant fixed-income holdings, however, it can underperform an equity-only index.The Customized Blended Index has been prepared by the portfolio for purposes of more accurate comparison to the portfolio’s overall portfolio composition.We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus Baseline percentages: Domestic Large Company Stocks - 36%; Domestic Small Company Stocks - 9%; Foreign Stocks - 5%; Domestic Bonds - 45%; Foreign Bonds - 5%.The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australasia, Far East (Free) Index-Hedged, $U.S. (“EAFE Index”), the Lehman Brothers Intermediate Government/Credit Bond Index (“Lehman Index”) and the J.P. Morgan Non-U.S. Government Bond Index-Hedged, $U.S. (“J.P. Morgan Global Index”), and is weighted to the aforementioned Baseline percentages.The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.The EAFE Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested. The Lehman Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years.The J.P. Morgan Global Index is an index that measures returns on bonds from 12 world markets, hedged into U.S. dollars.This index does not include a U.S. bonds component. None of the foregoing indices take into account charges, fees or other expenses. Further information relating to the portfolio’s performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolios 9

10

Average Annual Total Returns as of 9/30/05
	1 Year	5 Years	10 Years

Investor shares	2.37%	2.95%	5.53%
Restricted shares	3.02%	3.42%	5.90%

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The graph on the left compares a $10,000 investment made in each of the Investor shares and Restricted shares of the Income Portfolio on 9/30/95 to a $10,000 investment made on that date in the Lehman Brothers Intermediate Government/Credit Bond Index (“Lehman Index”) as well as to a Customized Blended Index reflecting the portfolio’s asset allocation baseline percentages (“Baseline”) which are described below and in the portfolio’s prospectus.The Customized Blended Index is calculated on a year-to-year basis.All dividends and capital gain distributions are reinvested. The Income Portfolio allocates your money among domestic bonds and stocks and money market instruments.The portfolio’s performance shown in the line graph takes into account all applicable fees and expenses.The Lehman Index does not take into account charges, fees and other expenses.The Lehman Index was selected because (1) government and corporate bonds represent the highest Baseline percentage of the portfolio and (2) the fixed-income portion of the portfolio is invested to represent the Lehman Index.The Customized Blended Index has been prepared by the portfolio for purposes of more accurate comparison to the portfolio’s overall portfolio composition.We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus Baseline percentages: Bonds - 67.5%; Stocks - 22.5%; and Treasury Bills - 10%.The Customized Blended Index combines returns from the Lehman Index, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) and the 90-day Treasury bill rate, as it changes from time to time, and is weighted to the aforementioned Baseline percentages.The Lehman Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance. None of the foregoing indices take into account charges, fees or other expenses. Further information relating to the portfolio’s performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolios 11

12

Average Annual Total Returns as of 9/30/05
	1 Year	5 Years	10 Years

Investor shares	14.64%	(1.05)%	7.75%
Restricted shares	15.12%	(0.60)%	8.12%

Past performance is not predictive of future performance.The portfolio’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

The graph on the left compares a $10,000 investment made in each of the Investor shares and Restricted shares of the Growth Portfolio on 9/30/95 to a $10,000 investment made on that date in the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”) as well as to a Customized Blended Index reflecting the portfolio’s asset allocation baseline percentages (“Baseline”) which are described below and in the portfolio’s prospectus.The Customized Blended Index is calculated on a year-to-year basis.All dividends and capital gain distributions are reinvested.

The Growth Portfolio allocates your money among domestic and foreign stocks and bonds.The portfolio’s performance shown in the line graph takes into account all applicable fees and expenses.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The S&P 500 Index was selected because (1) domestic common stocks represent the highest Baseline percentage of the portfolio’s assets and (2) the majority of the stock portion of the portfolio is invested in stocks included in the S&P 500 Index.The Customized Blended Index has been prepared by the portfolio for purposes of more accurate comparison to the portfolio’s overall portfolio composition.We have combined the performance of unmanaged indices reflecting the Baseline percentages set forth in the prospectus, but in greater detail than the broader prospectus Baseline percentages: Domestic Large Company Stocks - 54.4%; Domestic Small Company Stocks - 13.6%; Foreign Stocks - 12.0%; Domestic Bonds - 17.0%; and Foreign Bonds - 3.0% .The Customized Blended Index combines returns from the S&P 500 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe,Australasia, Far East (Free) Index-Hedged, $U.S. (“EAFE Index”), the Lehman Brothers Intermediate Government/Credit Bond Index (“Lehman Index”) and the J.P. Morgan Non-U.S. Government Bond Index-Hedged, $U.S. (“J.P. Morgan Global Index”) and is weighted to the aforementioned Baseline percentages.The Russell 2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization.The EAFE Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries and includes net dividends reinvested.The Lehman Index is a widely accepted, unmanaged index of government and credit bond market performance composed of U.S. government,Treasury and agency securities, fixed-income securities and nonconvertible investment-grade credit debt, with an average maturity of 1-10 years. The J.P. Morgan Global Index is an index that measures returns on bonds from 12 world markets, hedged into U.S. dollars.This index does not include a U.S. bonds component. None of the foregoing indices take into account charges, fees or other expenses. Further information relating to the portfolio’s performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

The Portfolios 13

STATEMENT UNDERSTANDING YOUR PORTFOLIO’S EXPENSESOF INVESTMENTS (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemptions fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your portfolio’s prospectus or talk to your financial adviser.

Review your portfolio’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in each class of each portfolio from April 1, 2005 to September 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2005
	Restricted Class Shares	Investor Class Shares

LifeTime Income Portfolio
Expenses paid per $1,000 †	$ 3.85	$ 5.17
Ending value (after expenses)	$1,021.50	$1,020.00
LifeTime Growth and Income Portfolio
Expenses paid per $1,000 †	$ 4.51	$ 6.35
Ending value (after expenses)	$1,046.10	$1,044.30
LifeTime Growth Portfolio
Expenses paid per $1,000 †	$ 4.61	$ 6.84
Ending value (after expenses)	$1,067.20	$1,065.70

† Expenses are equal to the LifeTime Income Portfolio annualized expense ratio of .76% for Restricted Class and
1.02% for Investor Class, LifeTime Growth and Income Portfolio .88% for Restricted Class and 1.24% for
Investor Class and LifeTime Growth Portfolio .89% for Restricted Class and 1.32% for Investor Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

14

COMPARING YOUR PORTFOLIO’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your portfolio’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the portfolio with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2005
	Restricted Class Shares	Investor Class Shares

LifeTime Income Portfolio
Expenses paid per $1,000 †	$ 3.85	$ 5.16
Ending value (after expenses)	$1,021.26	$1,019.95
LifeTime Growth and Income Portfolio
Expenses paid per $1,000 †	$ 4.46	$ 6.28
Ending value (after expenses)	$1,020.66	$1,018.85
LifeTime Growth Portfolio
Expenses paid per $1,000 †	$ 4.51	$ 6.68
Ending value (after expenses)	$1,020.61	$1,018.45

† Expenses are equal to the LifeTime Income Portfolio annualized expense ratio of .76% for Restricted Class and
1.02% for Investor Class, LifeTime Growth and Income Portfolio .88% for Restricted Class and 1.24% for
Investor Class and LifeTime Growth Portfolio .89% for Restricted Class and 1.32% for Investor Class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

The Portfolios 15

STATEMENT OF INVESTMENTS September 30, 2005
Income Portfolio
	Principal
Bonds and Notes—67.9%	Amount ($)	Value ($)

Finance—15.7%
Ace INA Holdings,
Notes, 5.875%, 6/15/2014	100,000	101,901
Allstate,
Notes, 5%, 8/15/2014	125,000	123,926
American Express Credit,
Notes, 3%, 5/16/2008	200,000	192,791
Asian Development Bank,
Notes, 4.25%, 10/20/2014	100,000	98,282
AXA Financial,
Sr. Notes, 7.75%, 8/1/2010	75,000	83,977
Bank of America:
Bonds, 5.125%, 11/15/2014	75,000	75,970
Sub. Notes, 7.80%, 2/15/2010	250,000	279,285
Bank of New York,
Sr. Notes, 5.20%, 7/1/2007	275,000	277,937
Bank One,
Sub. Notes, 5.90%, 11/15/2011	240,000	251,852
Bayerische Landesbank,
Sub. Notes, Ser. F, 5.875%, 12/1/2008	100,000	104,238
BB&T,
Sub. Notes, 4.75%, 10/1/2012	170,000	168,754
Bear Stearns Cos.,
Sr. Notes, 7%, 3/1/2007	150,000	154,996
Berkshire Hathaway Finance,
Gtd. Notes, 4.85%, 1/15/2015	120,000	118,986
Brascan,
Notes, 7.125%, 6/15/2012	100,000	110,857
Canadian Government,
Bonds, 5.25% 11/5/2008	200,000	206,013
Capital One Bank,
Sr. Notes, 5.125%, 2/15/2014	130,000	128,286
CIT Group,
Sr. Notes, 5.125%, 9/30/2014	125,000	124,733
Citigroup:
Notes, 6%, 2/21/2012	200,000	212,801
Sub. Notes, 5%, 9/15/2014	150,000	149,457

16

Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Finance (continued)
Clear Channel Communications,
Sr. Notes, 4.40%, 5/15/2011	175,000		164,171
Credit Suisse First Boston USA,
Notes, 5.125%, 1/15/2014	245,000	[a]	246,615
Deutsche Telekom International Finance,
Gtd. Bonds, 8.50%, 6/15/2010	200,000	[b]	226,970
Diageo Capital PLC,
Gtd. Notes, 7.25%, 11/1/2009	185,000		202,588
EOP Operating, LP:
Gtd. Notes, 4.75%, 3/15/2014	110,000		106,122
Sr. Notes, 6.75%, 2/15/2008	150,000		156,297
European Investment Bank,
Notes, 4.625%, 3/1/2007	550,000		552,496
Export-Import Bank of Korea,
Notes, 5.125%, 3/16/2015	195,000		194,806
Federated Department Stores,
Sr. Notes, 6.625%, 4/1/2011	50,000		53,845
FleetBoston Financial,
Sub. Notes, 7.375%, 12/1/2029	135,000		148,421
Ford Motor Credit,
Notes, 7.375%, 10/28/2009	530,000		512,392
Gannett,
Notes, 6.375%, 4/1/2012	60,000		64,920
General Electric Capital:
Notes:
Ser. A, 7.375%, 1/19/2010	110,000		121,501
Ser. A, 4.75%, 9/15/2014	125,000	[a]	123,830
Sub. Notes, 8.125%, 5/15/2012	375,000		440,515
Goldman Sachs Group:
Bonds:
6.875%, 1/15/2011	170,000		185,232
5.15%, 1/15/2014	100,000		100,301
Notes, 6.60%, 1/15/2012	275,000		298,501
Hellenic Republic,
Notes, 6.95%, 3/4/2008	150,000		158,225

The Portfolios 17

STATEMENT OF INVESTMENTS (continued)
Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Finance (continued)
HSBC Finance:
Notes, 8%, 7/15/2010	260,000	293,673
Sub. Notes:
7.50%, 7/15/2009	100,000	109,537
5.25%, 12/12/2012	155,000	157,389
HSBC Holdings,
Notes:
5.75%, 1/30/2007	775,000	787,269
5%, 6/30/2015	100,000	98,536
Inter-American Development Bank:
Bonds, 5.75%, 2/26/2008	270,000	279,242
Notes, 4.375%, 9/20/2012	160,000	158,204
International Bank for Reconstruction
& Development, Notes, 3.625%, 5/21/2013	115,000	111,176
JPMorgan Chase & Co.:
Sr. Notes, 5.35%, 3/1/2007	260,000	263,088
Sub. Notes, 6.75%, 2/1/2011	295,000	319,573
KFW International Finance:
Govt. Gtd. Notes, 3.25%, 3/30/2009	195,000	187,916
Gtd. Bonds, 4.75%, 1/24/2007	300,000	301,409
Landwirtschaftliche Rentenbank,
Govt. Gtd. Notes, 4.875%, 3/12/2007	295,000	296,692
Lehman Brothers Holdings,
Notes, 6.625%, 1/18/2012	250,000	272,305
Marsh & McLennan Cos.:
Bonds, 3.625%, 2/15/2008	175,000	169,054
Notes, 5.375%, 7/15/2014	120,000	116,238
Merrill Lynch & Co.,
Notes, 6%, 2/17/2009	250,000	260,255
MetLife,
Sr. Notes, 6.125%, 12/1/2011	150,000	159,673
Morgan Stanley:
Notes, 6.60%, 4/1/2012	200,000	216,962
Unsub. Bonds, 6.75%, 4/15/2011	205,000	223,265
National Rural Utilities,
Coll. Trust, 4.75%, 3/1/2014	75,000	74,316
Ontario Province,
Sr. Unsub. Bonds, 5.50%, 10/1/2008	250,000	258,195

18

Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Finance (continued)
Quebec Province,
Unscd. Bonds, 7%, 1/30/2007	215,000		222,001
Republic of Chile,
Notes, 6.875%, 4/28/2009	175,000		187,688
Republic of Italy,
Unsub. Notes, 5.625%, 6/15/2012	385,000		407,875
Republic of Korea,
Unsub. Notes, 8.875%, 4/15/2008	200,000	[a]	221,514
Royal Bank of Scotland,
Sub. Notes, 6.375%, 2/1/2011	160,000		171,909
Sanwa Finance Aruba,
Gtd. Notes, 8.35%, 7/15/2009	100,000		111,667
Simon Property Group,
Unsub. Notes, 6.375%, 11/15/2007	325,000		334,828
SLM,
Notes, Ser. A, 3.625%, 3/17/2008	375,000		366,759
SMBC International Finance,
Gtd. Notes, 8.50%, 6/15/2009	150,000		167,978
Swedish Export Credit,
Unsub. Notes, 4%, 6/15/2010	200,000		196,306
Time Warner Entertainment, LP,
Sr. Notes, 8.875%, 10/1/2012	145,000		173,609
UBS Paine Webber Group,
Gtd. Notes, 7.625%, 12/1/2009	205,000		226,201
United Mexican States,
Notes:
Ser. A, 9.875%, 2/1/2010	250,000		298,000
Ser. A, 5.875%, 1/15/2014	205,000	[a]	212,482
US Bank,
Sub. Notes, 5.70%, 12/15/2008	300,000		309,040
Verizon Global Funding,
Notes, 7.25%, 12/1/2010	200,000		221,272
Wachovia,
Sub. Notes, 5.25%, 8/1/2014	225,000		228,555
Walt Disney,
Notes, 6.375%, 3/1/2012	165,000		177,466

The Portfolios 19

STATEMENT OF INVESTMENTS (continued)
Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Finance (continued)
Washington Mutual:
Sr. Unscd. Notes, 4%, 1/15/2009	245,000	239,095
Sub. Notes, 4.625%, 4/1/2014	110,000	105,448
Wells Fargo & Co.,
Notes, 3.125%, 4/1/2009	245,000	233,361
Wells Fargo Financial,
Notes, 5.50%, 8/1/2012	100,000	103,649
		17,053,460
Industrial—7.8%
Abbott Laboratories,
Notes, 4.35%, 3/15/2014	165,000	159,612
Albertson’s,
Sr. Notes, 7.50%, 2/15/2011	150,000	147,460
Alcan,
Notes, 4.50%, 5/15/2013	200,000	193,281
Alcoa,
Notes, 7.375%, 8/1/2010	100,000	111,345
Baxter International,
Notes, 4.625%, 3/15/2005	150,000	144,653
BP Amoco,
Debs., 8.50%, 4/1/2012	160,000	192,524
Bristol-Myers Squibb,
Notes, 5.75%, 10/1/2011	170,000	178,544
Burlington Resources,
Gtd. Notes, 5.60%, 12/1/2006	200,000	202,338
Centex,
Sr. Notes, 5.125%, 10/1/2013	100,000	96,443
ChevronTexaco Capital,
Gtd. Notes, 3.50%, 9/17/2007	300,000	294,828
Coca-Cola,
Notes, 5.75%, 3/15/2011	100,000	104,827
Comcast Cable Communications,
Notes, 6.20%, 11/15/2008	250,000	259,812
ConocoPhillips,
Notes, 8.75%, 5/25/2010	135,000	157,998

20

Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Industrial (continued)
ConAgra Foods,
Notes, 7.875%, 9/15/2010	150,000	168,018
Coors Brewing,
Gtd. Notes, 6.375%, 5/15/2012	85,000	90,181
CRH America,
Gtd. Notes, 5.30%, 10/15/2013	130,000	131,394
Daimler-Chrysler,
Gtd. Notes:
8%, 6/15/2010	150,000	166,259
7.30%, 1/15/2012	110,000	119,609
Dow Chemical,
Notes, 6.125%, 2/1/2011	115,000	122,692
ERP Operating, LP,
Notes, 6.625%, 3/15/2012	110,000	119,204
First Data,
Notes, 4.85%, 10/1/2014	120,000	118,921
General Electric,
Notes, 5%, 2/1/2013	200,000	201,969
General Mills,
Notes, 6%, 2/15/2012	80,000	84,843
Georgia Power,
Sr. Notes, Ser. J, 4.875%, 7/15/2007	300,000	301,423
Harrah’s Operating,
Bonds, 5.625%, 6/1/2015	100,000 [c]	99,038
International Business Machines,
Notes, 4.75%, 11/29/2012	160,000 [a]	160,344
International Paper,
Notes, 6.75%, 9/1/2011	150,000	160,961
John Deere Capital,
Notes, 7%, 3/15/2012	175,000	195,543
KeySpan,
Notes, 7.625%, 11/15/2010	100,000	112,909
Kinder Morgan Energy Partners,
Notes, 7.125%, 3/15/2012	175,000	193,812

The Portfolios 21

STATEMENT OF INVESTMENTS (continued)
Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Industrial (continued)
Kraft Foods,
Notes, 4.625%, 11/1/2006	250,000	250,151
Kroger,
Gtd. Notes, 7.45%, 3/1/2008	250,000	263,724
McDonald’s,
Notes, 6%, 4/15/2011	90,000	95,610
Midamerican Energy Holdings,
Sr. Notes, 3.50%, 5/15/2008	125,000	120,802
Monsanto,
Sr. Notes, 7.375%, 8/15/2012	125,000	142,598
Nordstrom,
Sr. Notes, 5.625%, 1/15/2009	200,000	204,739
Norfolk Southern,
Sr. Notes, 6.20%, 4/15/2009	250,000	261,859
Pemex Finance,
Notes, 9.03%, 2/15/2011	225,000	250,032
PHH,
Sr. Unscd. Notes, 7.125%, 3/1/2013	125,000	134,824
Procter & Gamble,
Notes, 4.30%, 8/15/2008	260,000 [a]	258,743
Pulte Homes,
Sr. Unscd. Notes, 5.20%, 2/15/2015	100,000	94,875
Raytheon,
Sr. Notes, 6.75%, 8/15/2007	225,000	232,601
Safeway,
Sr. Unscd. Notes, 5.80%, 8/15/2012	200,000 [a]	201,360
Sara Lee,
Notes, 6.25%, 9/15/2011	50,000	52,366
Target,
Notes, 5.875%, 3/1/2012	100,000	106,023
Time Warner Cos.,
Notes, 8.18%, 8/15/2007	110,000	116,615
Unilever Capital,
Gtd. Notes, 7.125%, 11/1/2010	150,000	166,104
Wal-Mart Stores:
Notes, 3.375%, 10/1/2008	175,000	169,664
Sr. Notes, 6.875%, 8/10/2009	100,000	107,797

22

Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Industrial (continued)
Weyerhaeuser,
Notes, 6.125%, 3/15/2007	300,000	305,829
XTO Energy,
Sr. Unscd. Notes, 4.90%, 2/1/2014	160,000	157,256
		8,484,357
Oil & Gas—.2%
Enterprise Products Operating,
Sr. Notes, Ser. B, 5.60%, 10/15/2014	105,000	104,814
Pemex Project Funding Master Trust,
Gtd. Notes, 8%, 11/15/2011	130,000 [b]	148,330
		253,144
Telecommunications—.2%
Sprint Capital,
Notes, 8.375%, 3/15/2012	215,000	253,343
Transportation—.2%
Union Pacific,
Notes, 6.50%, 4/15/2012	150,000	162,066
Utilities—2.2%
British Telecommunications,
Notes, 8.375%, 12/15/2010	60,000	69,546
Cincinnati Gas & Electric,
Notes, 5.70%, 9/15/2012	100,000	103,865
Duke Energy,
Sr. Notes, 5.625%, 11/30/2012	75,000	77,543
Exelon,
Notes, 5.35%, 1/15/2014	200,000	200,606
Hydro-Quebec,
Govt. Gtd. Notes, Ser. JL, 6.30%, 5/11/2011	160,000	173,048
New Cingular Wireless Services,
Sr. Notes, 7.875%, 3/1/2011	135,000	153,869
Oncor Electric Delivery,
Scd. Notes, 6.375%, 1/15/2015	140,000	151,405
PPL Electric Utilities,
Scd. Bonds, 6.25%, 8/15/2009	200,000	210,319
Progress Energy,
Sr. Notes, 7.10%, 3/1/2011	80,000	87,066

The Portfolios 23

STATEMENT OF INVESTMENTS (continued)
Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Utilities (continued)
SBC Communications,
Notes, 5.10%, 9/15/2014	195,000		193,572
Sempra Energy,
Sr. Unscd. Notes, 6%, 2/1/2013	50,000		52,242
Sprint Capital,
Gtd. Bonds, 7.625%, 1/30/2011	150,000		168,036
Telecom Italia Capital,
Gtd. Notes, 4.95%, 9/30/2014	180,000	[c]	174,503
Telefonica Europe,
Gtd. Notes, 7.75%, 9/15/2010	145,000		163,630
United Technologies,
Notes, 7.125%, 11/15/2010	150,000		166,680
Virginia Electric & Power,
Sr. Notes, Ser. A, 4.75%, 3/1/2013	75,000		74,062
Vodafone Group,
Sr. Notes, 7.75%, 2/15/2010	135,000		150,722
Wisconsin Energy,
Sr. Notes, 6.50%, 4/1/2011	50,000		53,638
			2,424,352
U.S. Government & Agencies—41.6%
Federal Farm Credit Banks,
Bonds, 2.625%, 9/17/2007	360,000		348,703
Federal Home Loan Bank:
Bonds:
3.375%, 2/23/2007	655,000		646,367
3.625%, 6/20/2007-1/15/2008	975,000		961,857
4.125%, Ser. 580, 10/19/2007	770,000		766,375
3.625%, Ser. 439, 11/14/2008	335,000		327,487
3.75%, 8/18/2009	105,000		102,562
5.75%, Ser. 312, 5/15/2012	255,000		271,458
3.875%, Ser. 421, 6/14/2013	100,000		95,378
5.25%, 6/18/2014	195,000		203,966
Sr. Notes, 5.80%, Ser. 100, 9/2/2008	500,000		517,516

24

Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government & Agencies (continued)
Federal Home Loan Mortgage Corp.:
Notes:
2.375%, 2/15/2007	535,000	521,200
4.875%, 3/15/2007	950,000	957,100
3.50%, 9/15/2007	360,000	354,612
5.75%, 4/15/2008-3/15/2009	1,300,000	1,350,077
3.625%, 9/15/2008	260,000	254,530
7%, 3/15/2010	150,000	165,032
6.875%, 9/15/2010	300,000	331,509
6%, 6/15/2011	300,000	321,844
5.125%, 7/15/2012	465,000	479,145
4.50%, 1/15/2014	190,000	188,680
4.375%, 7/17/2015	310,000	303,363
Sub. Notes, 5.875%, 3/21/2011	100,000	105,467
Federal National Mortgage Association:
Notes:
4.375%, 10/15/2006-9/15/2012	650,000	648,792
5%, 1/15/2007	135,000	136,064
7.125%, 3/15/2007	600,000	623,020
5.75%, 2/15/2008	1,025,000	1,055,714
6%, 5/15/2008-5/15/2011	675,000	714,172
5.25%, 1/15/2009	880,000	900,988
7.25%, 1/15/2010	580,000	641,267
6.625%, 11/15/2010	105,000	114,939
5.5%, 3/15/2011	220,000	230,056
5.375%, 11/15/2011	95,000	99,081
4.625%, 10/15/2013-10/15/2014	370,000	370,904
4.125%, 4/15/2014	150,000	145,059
Sub. Notes, 4.75%, 1/2/2007	605,000	607,028
U.S. Treasury:
Bonds:
12.75%, 11/15/2010	185,000	186,950
14%, 11/15/2011	700,000	775,383
10.375%, 11/15/2012	155,000	174,315
12%, 8/15/2013	175,000	211,729

The Portfolios 25

STATEMENT OF INVESTMENTS (continued)
Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government & Agencies (continued)
U.S. Treasury (continued):
Notes:
6.50%, 10/15/2006-2/15/2010	1,675,000 [a]	1,754,195
3.50%, 11/15/2006-2/15/2010	2,185,000 [a]	2,152,879
3%, 12/31/2006-2/15/2008	1,895,000 [a]	1,854,040
3.125%, 1/31/2007-4/15/2009	1,295,000 [a]	1,262,496
6.25%, 2/15/2007	530,000 [a]	545,132
6.625%, 5/15/2007	1,430,000 [a]	1,485,913
3.875%, 7/31/2007-2/15/2013	1,850,000 [a]	1,821,400
2.75%, 8/15/2007	170,000 [a]	165,763
6.125%, 8/15/2007	630,000 [a]	652,170
3.375%, 2/15/2008-10/15/2009	545,000 [a]	533,151
5.50%, 2/15/2008	590,000 [a]	608,066
2.625%, 5/15/2008	1,850,000 [a]	1,779,608
5.625%, 5/15/2008	775,000 [a]	802,575
4.75%, 11/15/2008-5/15/2014	1,945,000 [a]	1,983,130
3.25%, 1/15/2009	195,000 [a]	189,431
4%, 6/15/2009-2/15/2015	1,965,000 [a]	1,930,812
3.625%, 7/15/2009-5/15/2013	1,395,000 [a]	1,361,539
6%, 8/15/2009	795,000 [a]	845,713
4.125%, 8/15/2010-5/15/2015	700,000 [a]	691,978
5.75%, 8/15/2010	735,000 [a]	784,120
5%, 2/15/2011-8/15/2011	1,160,000 [a]	1,205,341
4.875%, 2/15/2012	560,000 [a]	579,051
4.375%, 8/15/2012	290,000 [a]	291,801
4.25%, 8/15/2013-8/15/2015	2,605,000 [a]	2,592,816
		45,082,809
Total Bonds and Notes
(cost $73,966,624)		73,713,531

Short-Term Investments—32.2%

Repurchase Agreement—30.8%
Greenwich Capital Markets,
3.30%, dated 9/30/2005, due 10/3/2005
in the amount of $33,409,185
(fully collateralized by $34,450,000
Federal Home Loan Mortgage Corp., Notes,
3.625%, due 2/15/2008, value $34,068,266)	33,400,000	33,400,000

26

STATEMENT OF INVESTMENTS (continued)
Income Portfolio (continued)
			Principal
Short-Term Investments (continued)			Amount ($)	Value ($)

U.S. Treasury Bills—1.4%
3.37%, 12/8/2005			1,500,000 [d]	1,491,105
Total Short-Term Investments
(cost $34,890,437)				34,891,105

Investment of Cash Collateral
for Securities Loaned—25.0%			Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $27,132,262)			27,132,262 [e]	27,132,262

Total Investments (cost $135,989,323)			125.1%	135,736,898

Liabilities, Less Cash and Receivables			(25.1%)	(27,279,125)

Net Assets			100.0%	108,457,773

[a]	All or a portion of these securities are on loan. At September 30, 2005, the total market value of the portfolio’s
	securities on loan is $28,666,038 and the total market value of the collateral held by the portfolio is $29,655,954,
	consisting of cash collateral of $27,132,262, U.S. Government and agency securities valued at $2,232,536 and
	letters of credit valued at $291,156.
[b]	Variable rate security—interest rate subject to periodic change.
[c]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2005, these
	securities amounted to $273,541 or .3% of net assets.
[d]	Partially held by a broker in a segregated account as collateral for open financial futures positions.
[e]	Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)			Value (%)

Short-Term/Money		Industrial		7.8
Market Investments	57.2	Other		2.8
US Government & Agency	41.6	Futures		(.2)
Finance	15.7			124.9

† Based on net assets.
See notes to financial statements.

The Portfolios 27

STATEMENT OF FINANCIAL FUTURES

September 30, 2005

Income Portfolio
		Market Value		Unrealized
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 9/30/2005 ($)

Financial Futures Long
Standard & Poor’s 500	78	24,068,850	December 2005	(181,452)

See notes to financial statements.

28

STATEMENT OF INVESTMENTS September 30, 2005
Growth and Income Portfolio
Common Stocks—47.5%	Shares	Value ($)

Consumer Cyclical—3.5%
Aeropostale	16,600 [a]	352,750
Autoliv	13,500	587,250
AutoZone	9,000 [a]	749,250
Coach	24,200 [a]	758,912
Genuine Parts	14,800	634,920
Marvel Entertainment	33,700 [a]	602,219
McDonald’s	34,200	1,145,358
Nike, Cl. B	11,300	922,984
VF	14,300	828,971
Wal-Mart Stores	9,300	407,526
Yum! Brands	17,100	827,811
		7,817,951
Consumer Staples—3.5%
Coca-Cola	37,900	1,636,901
HJ Heinz	23,000	840,420
Kimberly-Clark	21,900	1,303,707
Kraft Foods, Cl. A	22,300	682,157
PepsiCo	27,900	1,582,209
Pilgrim’s Pride	18,700	680,680
Reynolds American	11,600 [b]	963,032
		7,689,106
Energy—4.9%
Chevron	32,700	2,116,671
ConocoPhillips	27,300	1,908,543
Exxon Mobil	51,300	3,259,602
Occidental Petroleum	13,900	1,187,477
Pride International	28,100 [a]	801,131
Sunoco	7,100	555,220
Valero Energy	8,400	949,704
		10,778,348
Health Care—6.8%
Abbott Laboratories	23,800	1,009,120
Aetna	10,800	930,312
Amgen	18,000 [a]	1,434,060
Becton Dickinson & Co.	18,900	990,927

The Portfolios 29

STATEMENT OF INVESTMENTS (continued)
Growth and Income Portfolio (continued)
Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Cigna	8,600	1,013,596
HCA	12,800	613,376
Johnson & Johnson	37,300	2,360,344
McKesson	18,000	854,100
Merck & Co.	44,000	1,197,240
Pfizer	31,700	791,549
Quest Diagnostics	10,700	540,778
Thermo Electron	26,000 [a]	803,400
UnitedHealth Group	20,600	1,157,720
Wyeth	16,700	772,709
Zimmer Holdings	7,800 [a]	537,342
		15,006,573
Interest Sensitive—10.6%
ACE	10,000	470,700
American Express	21,000	1,206,240
American International Group	28,800	1,784,448
Axis Capital Holdings	20,700	590,157
Bank of America	55,600	2,340,760
Bear Stearns Cos.	6,200	680,450
Citigroup	52,400	2,385,248
Comerica	10,000	589,000
Countrywide Financial	19,400	639,812
Deutsche Bank	6,000	561,120
First Marblehead	16,800 [b]	426,720
General Electric	111,800	3,764,306
Goldman Sachs Group	8,400	1,021,272
Hartford Financial Services Group	9,400	725,398
JPMorgan Chase & Co.	56,700	1,923,831
MetLife	17,900	891,957
New Century Financial	7,600	275,652
PNC Financial Services Group	9,800	568,596
Prudential Financial	13,600	918,816
Wachovia	24,700	1,175,473
XL Capital, Cl. A	9,500	646,285
		23,586,241

30

Growth and Income Portfolio (continued)
Common Stocks (continued)	Shares	Value ($)

Producer Goods—4.4%
Black & Decker	8,300	681,347
Burlington Northern Santa Fe	13,500	807,300
Cooper Industries, Cl. A	11,300	781,282
Dow Chemical	23,400	975,078
Frontline	12,600 [b]	555,912
General Dynamics	10,200	1,219,410
Monsanto	11,700	734,175
NVR	900 [a]	796,455
Parker-Hannifin	13,000	836,030
Rockwell Automation	19,300	1,020,970
3M	19,200	1,408,512
		9,816,471
Services—3.5%
Accenture, Cl. A	32,400 [a]	824,904
Apollo Group, Cl. A	7,800 [a]	517,842
Career Education	8,700 [a]	309,372
Comcast, Cl. A	34,600 [a]	1,016,548
Computer Sciences	11,100 [a]	525,141
Equifax	18,900	660,366
McGraw-Hill Cos.	17,800	855,112
Moody’s	16,900	863,252
News, Cl. A	41,476	646,611
Pixar	14,000 [a]	623,140
Viacom, Cl. B	30,900	1,020,009
		7,862,297
Technology—7.6%
Adobe Systems	22,000 [a]	656,700
Autodesk	10,000 [a]	464,400
Cisco Systems	87,600 [a]	1,570,668
Dell	36,100 [a]	1,234,620
Hewlett-Packard	47,900	1,398,680
Intel	90,200	2,223,430
International Business Machines	20,200	1,620,444
Microsoft	104,900	2,699,077
Motorola	57,200	1,263,548

The Portfolios 31

STATEMENT OF INVESTMENTS (continued)
Growth and Income Portfolio (continued)
Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Nokia, ADR	34,500	583,395
Oracle	88,400 [a]	1,095,276
QLogic	13,900 [a]	475,380
Solectron	140,500 [a]	549,355
Texas Instruments	33,400	1,132,260
		16,967,233
Utilities—2.7%
AT&T	24,700	489,060
Deutsche Telekom, ADR	29,000	528,960
Duquesne Light Holdings	28,800	495,648
Entergy	8,800	654,016
SBC Communications	42,400	1,016,328
Southern	22,300	797,448
TXU	8,600	970,768
Verizon Communications	34,300	1,121,267
		6,073,495
Total Common Stocks
(cost $91,270,786)		105,597,715

	Principal
Bonds and Notes—35.7%	Amount ($)	Value ($)

Finance—7.9%
Allstate,
Sr. Notes, 7.20%, 12/1/2009	260,000	283,173
Asian Development Bank,
Sr. Unsub. Notes, 4.50%, 9/4/2012	250,000	250,448
Bank of America,
Sub. Notes, 7.80%, 2/15/2010	295,000	329,556
Bank of New York,
Sr. Notes, 5.20%, 7/1/2007	500,000	505,340
Bank One,
Sub. Notes, 5.90%, 11/15/2011	485,000	508,951
BB&T,
Sub. Notes, 4.75%, 10/1/2012	150,000	148,900
Bear Stearns Cos.,
Sr. Notes, 7%, 3/1/2007	225,000	232,493
Berkshire Hathaway Finance,
Gtd. Notes, 4.85%, 1/15/2015	140,000	138,817

32

Growth and Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Finance (continued)
Boston Properties,
Sr. Notes, 5%, 6/1/2015	80,000		78,169
Canadian Government,
Bonds, 5.25%, 11/5/2008	200,000		206,013
Capital One Bank,
Notes, 4.25%, 12/1/2008	250,000		245,685
CIT Group,
Sr. Notes:
7.75%, 4/2/2012	165,000		189,390
5.125%, 9/30/2014	150,000		149,680
Citigroup:
Notes:
5%, 3/6/2007	175,000		176,274
5.125%, 5/5/2014	175,000		177,353
Sub. Notes, 5%, 9/15/2014	265,000		264,040
Credit Suisse First Boston USA,
Notes:
4.70%, 6/1/2009	275,000		274,787
4.875%, 1/15/2015	145,000		142,439
Deutsche Telekom International Finance,
Gtd. Notes, 3.875%, 7/22/2008	360,000		353,351
EOP Operating,
Sr. Notes, 6.75%, 2/15/2008	150,000		156,297
ERP Operating,
Notes, 6.625%, 3/15/2012	170,000		184,224
European Investment Bank:
Notes:
4.625%, 3/1/2007	650,000		652,950
4.625%, 5/15/2014	100,000		101,429
Sr. Notes, 4%, 3/3/2010	350,000		345,272
Fleet National Bank,
Sub. Notes, 5.75%, 1/15/2009	425,000		439,209
Ford Motor Credit:
Bonds, 7.375%, 2/1/2011	195,000		186,719
Notes, 7.375%, 10/28/2009	350,000		338,372
General Electric Capital,
Notes:
3.50%, 5/1/2008	475,000		463,382
Ser. A, 3.125%, 4/1/2009	285,000	[b]	271,197
Ser. A, 7.375%, 1/19/2010	200,000		220,911

The Portfolios 33

STATEMENT OF INVESTMENTS (continued)
Growth and Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Finance (continued)
Goldman Sachs Group:
Bonds, 5.15%, 1/15/2014	250,000	250,752
Notes:
6.60%, 1/15/2012	150,000	162,819
5.125%, 1/15/2015	140,000	139,822
HSBC Finance,
Notes:
8%, 7/15/2010	250,000	282,378
6.75%, 5/15/2011	195,000	212,335
Inter-American Development Bank,
Bonds, 5.75%, 2/26/2008	250,000	258,558
John Deere Capital,
Notes, 7%, 3/15/2012	200,000	223,477
KFW International Finance,
Gtd. Bonds, 4.75%, 1/24/2007	735,000	738,453
Landwirtschaftliche Rentenbank,
Govt. Gtd. Notes,
Ser. 5, 3.25%, 6/16/2008	250,000	242,184
Lehman Brothers Holdings,
Notes:
6.625%, 1/18/2012	100,000	108,922
Ser. G, 4.80%, 3/13/2014	150,000 [b]	147,612
Merrill Lynch & Co.,
Notes:
6%, 2/17/2009	100,000	104,102
5.45%, 7/15/2014	120,000	123,488
MetLife,
Sr. Notes, 6.125%, 12/1/2011	100,000	106,449
Morgan Stanley:
Notes:
6.60%, 4/1/2012	100,000	108,481
5.30%, 3/1/2013	130,000	131,494
Sub. Notes, 4.75%, 4/1/2014	95,000	91,810
Pemex Finance,
Notes, 9.03%, 2/15/2011	325,000	361,158
Principal Life Income Funding Trusts,
Gtd. Notes, 5.10%, 4/15/2014	75,000	75,779
Province of Nova Scotia Canada,
Unscd. Bonds, 5.75%, 2/27/2012	100,000	105,493

34

Growth and Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)

Finance (continued)
Province of Ontario:
Sr. Unsub. Bonds, 5.50%, 10/1/2008	200,000		206,556
Unscd. Bonds, 4.375%, 2/15/2013	165,000	[b]	163,783
Province of Quebec Canada:
Sr. Unsub. Debs, 5.75%, 2/15/2009	150,000		155,736
Unscd. Debs, 4.875%, 5/5/2014	85,000	[b]	86,019
Prudential Financial,
Notes, Ser. B, 5.10%, 9/20/2014	195,000		195,502
Republic of Chile,
Bonds, 5.50%, 1/15/2013	125,000		130,550
Republic of Italy,
Unsub. Notes, 5.625%, 6/15/2012	550,000		582,678
Republic of Korea,
Unsub. Notes, 8.875%, 4/15/2008	265,000		293,507
Royal Bank of Scotland Group,
Sub. Notes, 6.375%, 2/1/2011	100,000		107,443
SAFECO,
Sr. Notes, 4.875%, 2/1/2010	215,000		214,706
Simon Property Group,
Unsub. Notes, 6.375%, 11/15/2007	485,000		499,666
SLM,
Notes:
Ser. A, 3.625%, 3/17/2008	450,000		440,111
Ser. A, 5%, 10/1/2013	200,000		200,585
Suntrust Bank,
Sub. Notes, 6.375%, 4/1/2011	205,000		220,877
UFJ Bank,
Sub. Notes, 7.40%, 6/15/2011	235,000		260,875
United Mexican States,
Notes:
Ser. A, 9.875%, 2/1/2010	300,000		357,600
Ser. A, 6.625%, 3/3/2015	110,000	[b]	119,790
US Bank,
Sub. Notes, 6.375%, 8/1/2011	340,000		366,767
Wachovia Bank/Charlotte,
Sub. Notes, 7.80%, 8/18/2010	275,000		312,395
Washington Mutual,
Sub. Notes, 4.625%, 4/1/2014	125,000		119,827

The Portfolios 35

STATEMENT OF INVESTMENTS (continued)
Growth and Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Finance (continued)
Wells Fargo & Co.:
Notes, 3.125%, 4/1/2009	290,000	276,223
Sr. Unscd. Notes, 4.20%, 1/15/2010	205,000	201,158
Sub. Notes, 6.375%, 8/1/2011	100,000	107,243
		17,609,984
Health Care—.1%
GlaxoSmithKline Capital,
Gtd. Notes, 4.375%, 4/15/2014	120,000	116,423
Wellpoint,
Bonds, 6.80%, 8/1/2012	150,000	165,652
		282,075
Industrial—4.2%
Albertson’s,
Sr. Notes, 7.50%, 2/15/2011	100,000	98,307
Alcoa,
Notes, 7.375%, 8/1/2010	175,000	194,854
Anadarko Finance,
Gtd. Notes, Ser. B, 6.75%, 5/1/2011	140,000	152,289
Black & Decker,
Notes, 4.75%, 11/1/2014	100,000	96,880
Boeing,
Notes, 5.125%, 2/15/2013	130,000	132,878
Bristol-Myers Squibb,
Notes, 5.75%, 10/1/2011	210,000	220,554
Centex,
Sr. Notes, 5.125%, 10/1/2013	150,000	144,665
ChevronTexaco Capital,
Gtd. Notes, 3.375%, 2/15/2008	440,000	428,939
Clear Channel Communications,
Sr. Notes, 4.625%, 1/15/2008	500,000	495,192
Clorox,
Sr. Notes, 5%, 1/15/2015	110,000	110,519
Coca-Cola Enterprises,
Debs, 8.50%, 2/1/2012	135,000	161,227
Comcast Cable Communications,
Sr. Notes, 6.75%, 1/30/2011	300,000	322,939
ConAgra Foods,
Notes, 6.75%, 9/15/2011	145,000	156,105

36

Growth and Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Industrial (continued)
ConocoPhillips,
Notes, 8.75%, 5/25/2010	210,000	245,775
COX Communications,
Notes, 5.45%, 12/15/2014	115,000	114,456
CRH America,
Gtd. Notes, 5.30%, 10/15/2013	125,000	126,341
CVS,
Notes, 4.875%, 9/15/2014	85,000	83,369
DaimlerChrysler Holding,
Gtd. Notes, 6.50%, 11/15/2013	305,000	322,981
Devon Financing,
Gtd. Notes, 6.875%, 9/30/2011	220,000	242,127
E I DuPont de Nemours & Co.,
Notes, 4.75%, 11/15/2012	150,000	149,891
Electronic Data Systems,
Notes, Ser. B, 6.50%, 8/1/2013	165,000	169,278
Federated Department Stores,
Sr. Notes, 6.625%, 4/1/2011	260,000	279,996
General Electric,
Notes, 5%, 2/1/2013	160,000	161,576
General Mills,
Notes, 6%, 2/15/2012	160,000	169,687
Hewlett-Packard,
Notes, 3.625%, 3/15/2008	400,000	391,289
International Business Machines,
Notes, 4.25%, 9/15/2009	190,000	188,054
International Paper,
Notes, 6.75%, 9/1/2011	100,000	107,307
Kinder Morgan Energy Partners,
Notes, 7.125%, 3/15/2012	275,000	304,562
Kohl’s,
Notes, 6.30%, 3/1/2011	135,000 [b]	143,730
Kraft Foods,
Notes, 4.625%, 11/1/2006	500,000	500,303
Kroger,
Gtd. Notes, 8.05%, 2/1/2010	125,000	137,882
Pemex Project Funding Master Trust,
Gtd. Notes, 7.375%, 12/15/2014	85,000	94,563

The Portfolios 37

STATEMENT OF INVESTMENTS (continued)
Growth and Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Industrial (continued)
PHH,
Sr. Unscd. Notes, 7.125%, 3/1/2013	100,000	107,859
Potash of Saskatchewan,
Unscd. Notes, 7.75%, 5/31/2011	125,000	142,373
Procter & Gamble,
Sr. Notes, 4.95%, 8/15/2014	85,000	86,313
Raytheon,
Sr. Notes, 5.50%, 11/15/2012	260,000	267,918
Sara Lee,
Notes, 6.25%, 9/15/2011	85,000	89,023
Time Warner Cos.,
Notes, 8.18%, 8/15/2007	400,000	424,053
United Technologies,
Notes, 7.125%, 11/15/2010	200,000	222,239
Valero Energy,
Notes, 6.125%, 4/15/2007	250,000	255,218
Viacom,
Gtd. Notes, 7.70%, 7/30/2010	180,000	199,310
Wal-Mart Stores,
Sr. Notes, 6.875%, 8/10/2009	130,000	140,135
Weyerhaeuser,
Notes, 6.125%, 3/15/2007	600,000	611,657
Wyeth,
Unsub. Notes, 5.50%, 2/1/2014	130,000	133,436
		9,328,049
Transportation—.2%
Norfolk Southern,
Sr. Notes, 8.625%, 5/15/2010	200,000	229,357
Union Pacific,
Notes, 6.50%, 4/15/2012	95,000	102,642
		331,999
Utilities—1.5%
BellSouth,
Bonds, 5.20%, 9/15/2014	150,000	150,816
British Telecommunications,
Notes, 8.375%, 12/15/2010	125,000	144,887
Cincinnati Gas & Electric,
Notes, 5.70%, 9/15/2012	150,000	155,798

38

Growth and Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

Utilities (continued)
Dominion Resources,
Sr. Notes, Ser. A, 8.125%, 6/15/2010	100,000	112,836
Duke Energy,
Sr. Notes, 5.625%, 11/30/2012	125,000	129,238
Exelon,
Notes, 4.90%, 6/15/2015	130,000	123,318
MidAmerican Energy Holdings,
Sr. Notes, 3.50%, 5/15/2008	405,000	391,399
Motorola,
Notes, 7.625%, 11/15/2010	87,000 [b]	98,568
New Cingular Wireless Services,
Sr. Notes, 7.875%, 3/1/2011	155,000	176,664
Niagara Mohawk Power,
Sr. Notes, Ser. G, 7.75%, 10/1/2008	175,000	189,447
Pacific Gas & Electric,
Unscd. Bonds, 4.80%, 3/1/2014	90,000	88,151
PPL Electric Utilities,
Secured Bonds, 6.25%, 8/15/2009	100,000	105,160
Public Service of Colorado,
Coll. Trust, Ser. 12, 4.875%, 3/1/2013	200,000	200,262
Sempra Energy,
Notes, 7.95%, 3/1/2010	185,000	205,641
Sprint Capital,
Notes, 8.375%, 3/15/2012	190,000	223,884
Telecom Italia Capital,
Gtd. Notes, 5.25% 11/15/2013	120,000	119,344
Telefonica Europe,
Gtd. Notes, 7.75%, 9/15/2010	90,000	101,564
Verizon Global Funding,
Notes, 7.25%, 12/1/2010	165,000	182,549
Verizon Virginia,
Debs., Ser. A, 4.625%, 3/15/2013	140,000	134,220
Vodafone Group,
Unscd. Notes, 5.375%, 1/30/2015	135,000 [b]	138,391
Wisconsin Energy,
Sr. Notes, 6.50%, 4/1/2011	175,000	187,733
		3,359,870

The Portfolios 39

STATEMENT OF INVESTMENTS (continued)
Growth and Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government & Agencies—21.8%
Federal Farm Credit Bank,
Bonds, 3.25%, 6/15/2007	120,000	117,825
Federal Home Loan Bank:
Bonds:
3.375%, 2/23/2007	640,000	631,565
3.625%, 6/20/2007-1/15/2008	1,075,000	1,060,499
2.75%, Ser. 411, 3/14/2008	250,000	241,135
3.625%, Ser. 439, 11/14/2008	385,000	376,365
4.375%, 3/17/2010	95,000	94,820
5.75%, Ser. 312, 5/15/2012	275,000	292,749
3.875%, Ser. 421, 6/14/2013	380,000	362,436
5.25%, 6/18/2014	140,000	146,437
Sr. Notes, Ser. 100, 5.80%, 9/2/2008	500,000	517,517
Federal Home Loan Mortgage Corp.,
Notes:
2.875%, 12/15/2006	800,000	786,035
4.875%, 3/15/2007	925,000	931,913
3.50%, 9/15/2007	540,000	531,918
5.75%, 4/15/2008-3/15/2009	1,025,000	1,063,484
5.125%, 10/15/2008-7/15/2012	1,110,000	1,135,290
7%, 3/15/2010	240,000	264,050
6.875%, 9/15/2010	385,000	425,437
5.625%, 3/15/2011	300,000	316,041
4.50%, 1/15/2014	380,000	377,361
4.375%, 7/17/2015	335,000	327,828
Federal National Mortgage Association:
Notes:
7.125%, 3/15/2007	1,760,000	1,827,526
5.25%, 4/15/2007-1/15/2009	370,000	377,681
4.25%, 7/15/2007	490,000	488,968
5.75%, 2/15/2008	350,000	360,488
6%, 5/15/2008-5/15/2011	585,000	613,764
7.25%, 1/15/2010	975,000	1,077,992
6.625%, 11/15/2010	290,000	317,452
6.125%, 3/15/2012	620,000	673,990
4.625%, 10/15/2013-10/15/2014	435,000	436,017
Sub. Notes:
4.75%, 1/2/2007	555,000	556,860
4%, 9/2/2008	195,000	192,200

40

Growth and Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government & Agencies (continued)
U.S. Treasury:
Bonds:
12%, 8/15/2013	335,000	405,310
11.75%, 11/15/2014	285,000	365,287
11.25%, 2/15/2015	125,000	190,629
Notes:
6.50%, 10/15/2006	730,000 [b]	747,367
3.50%, 11/15/2006	1,095,000 [b]	1,087,762
2.875%, 11/30/2006	550,000 [b]	542,287
3%, 12/31/2006	400,000 [b]	394,468
3.125%, 1/31/2007-5/15/2007	1,675,000 [b]	1,650,782
6.25%, 2/15/2007	795,000 [b]	817,697
3.375%, 2/28/2007	355,000 [b]	351,228
3.75%, 3/31/2007	385,000 [b]	382,654
3.625%, 4/30/2007	240,000 [b]	238,049
6.625%, 5/15/2007	1,000,000 [b]	1,039,100
2.75%, 8/15/2007	195,000 [b]	190,140
3.25%, 8/15/2007	725,000 [b]	713,444
6.125%, 8/15/2007	815,000 [b]	843,680
4%, 8/31/2007	100,000 [b]	99,691
3%, 11/15/2007	675,000 [b]	659,387
3%, 2/15/2008	200,000 [b]	194,774
3.375%, 2/15/2008	890,000 [b]	874,217
5.50%, 2/15/2008	680,000 [b]	700,822
2.625%, 5/15/2008	725,000 [b]	697,414
3.75%, 5/15/2008	470,000 [b]	465,117
5.625%, 5/15/2008	1,480,000 [b]	1,532,658
4.75%, 11/15/2008	570,000 [b]	579,325
3.25%, 1/15/2009	990,000 [b]	961,726
3.875%, 5/15/2009	275,000 [b]	272,078
5.50%, 5/15/2009	815,000 [b]	851,512
4%, 6/15/2009	500,000 [b]	496,715
3.625%, 7/15/2009	680,000 [b]	666,529
6%, 8/15/2009	1,080,000 [b]	1,148,893
3.50%, 11/15/2009	200,000	194,672
3.50%, 2/15/2010	450,000 [b]	437,256
6.50%, 2/15/2010	550,000 [b]	599,456
4%, 3/15/2010-4/15/2010	825,000 [b]	817,855
3.875%, 5/15/2010	870,000 [b]	857,663

The Portfolios 41

STATEMENT OF INVESTMENTS (continued)
Growth and Income Portfolio (continued)
	Principal
Bonds and Notes (continued)	Amount ($)	Value ($)

U.S. Government & Agencies (continued)
U.S. Treasury (continued):
Notes (continued):
3.625%, 6/15/2010	380,000 [b]	370,500
5.75%, 8/15/2010	450,000 [b]	480,074
5%, 2/15/2011-8/15/2011	760,000 [b]	789,328
4.875%, 2/15/2012	405,000 [b]	418,778
4.375%, 8/15/2012	440,000 [b]	442,733
4%, 11/15/2012	335,000 [b]	329,647
3.875%, 2/15/2013	420,000 [b]	409,320
3.625%, 5/15/2013	465,000 [b]	446,144
4.25%, 8/15/2013-11/15/2013	1,175,000 [b]	1,170,853
4%, 2/15/2014	570,000 [b]	557,265
4.75%, 5/15/2014	520,000 [b]	535,881
4.25%, 8/15/2014-11/15/2014	1,350,000 [b]	1,341,100
4%, 2/15/2015	450,000 [b]	438,188
4.125%, 5/15/2015	415,000 [b]	407,978
4.25%, 8/15/2015	270,000 [b]	268,397
		48,397,473
Total Bonds and Notes
(cost $79,452,221)		79,309,450

Short-Term Investments—15.7%

Repurchase Agreement—14.8%
Greenwich Capital Markets,
3.30%, dated 9/30/2005, due
10/3/2005 in the amount of $32,909,048
(fully collateralized by $800,000
Federal Home Loan Bank, Bonds, 3.375%,
due 1/26/2007, value $794,753 and
$33,580,000 Federal Home Loan
Mortgage Corp., Notes, 0%-4.37%,
due 11/17/2005-11/29/2019,
value $32,764,062)	32,900,000	32,900,000
U.S. Treasury Bills—.9%
3.43%, 11/10/2005	2,100,000 [c]	2,092,965
Total Short-Term Investments
(cost $34,991,997)		34,992,965

42

Growth and Income Portfolio (continued)

Investment of Cash Collateral
for Securities Loaned—13.7%		Shares	Value ($)

Registered Investment Company:
Dreyfus Institutional Cash Advantage Fund
(cost $30,464,165)		30,464,165 [d]	30,464,165

Total Investments (cost $236,179,169)		112.6%	250,364,295

Liabilities, Less Cash and Receivables		(12.6%)	(28,061,423)

Net Assets		100.0%	222,302,872

ADR— American Depository Receipts.
[a] Non-income producing.
[b]	All or a portion of these securities are on loan. At September 30, 2005, the total market value of the portfolio’s
	securities on loan is $32,411,306 and the total market value of the collateral held by the portfolio is $33,450,109,
	consisting of cash collateral of $30,464,165, U.S. Government and agency securities valued at $2,186,289 and letters of credit valued at $799,655.
[c]	Partially held by a broker in a segregated account as collateral for open financial futures positions.
[d]	Investment in affiliated money market mutual fund.

Portfolio Summary †

	Value (%)		Value (%)

Short-Term/Money Market Investments	29.4	Energy	4.9
US Government & Agencies	21.8	Producer Goods	4.4
Interest Sensitive	10.6	Industrial	4.2
Finance	7.9	Other	14.9
Technology	7.6	Futures	.1
Health Care	6.9		112.7

† Based on net assets.
See notes to financial statements.

The Portfolios 43

STATEMENT OF FINANCIAL FUTURES September 30, 2005
Growth and Income Portfolio
				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 9/30/2005 ($)

Financial Futures Long
Dax 30	2	304,623	December 2005	7,907
DJ EURO STOXX 50	110	4,544,969	December 2005	125,661
FTSE	45	4,352,856	December 2005	96,033
Hang Seng	3	298,542	October 2005	2,726
Russell 2000	67	22,515,350	December 2005	(267,685)
SPI ASX 200 Index	11	972,576	December 2005	29,783
TOPIX	25	3,102,423	December 2005	283,040
				277,465

See notes to financial statements.

44

STATEMENT OF INVESTMENTS September 30, 2005
Growth Portfolio
Common Stocks—64.8%	Shares	Value ($)

Consumer Cyclical—4.8%
Aeropostale	9,300 [a]	197,625
Autoliv	7,600	330,600
AutoZone	5,100 [a]	424,575
Coach	13,500 [a]	423,360
Genuine Parts	8,300	356,070
Marvel Entertainment	18,900 [a]	337,743
McDonald’s	19,200	643,008
Nike, Cl. B	6,300	514,584
VF	8,000	463,760
Wal-Mart Stores	5,200	227,864
Yum! Brands	9,600	464,736
		4,383,925
Consumer Staples—4.7%
Coca-Cola	21,200	915,628
HJ Heinz	12,900	471,366
Kimberly-Clark	12,300	732,219
Kraft Foods, Cl. A	12,500	382,375
PepsiCo	15,600	884,676
Pilgrim’s Pride	10,400	378,560
Reynolds American	6,500	539,630
		4,304,454
Energy—6.6%
Chevron	18,300	1,184,559
ConocoPhillips	15,200	1,062,632
Exxon Mobil	28,700	1,823,598
Occidental Petroleum	7,800	666,354
Pride International	15,700 [a]	447,607
Sunoco	4,000	312,800
Valero Energy	4,700	531,382
		6,028,932
Health Care—9.2%
Abbott Laboratories	13,300	563,920
Aetna	6,000	516,840
Amgen	10,100 [a]	804,667
Becton, Dickinson & Co.	10,600	555,758

The Portfolios 45

STATEMENT OF INVESTMENTS (continued)
Growth Portfolio (continued)
Common Stocks (continued)	Shares	Value ($)

Health Care (continued)
Cigna	4,800	565,728
HCA	7,200	345,024
Johnson & Johnson	20,900	1,322,552
McKesson	10,100	479,245
Merck & Co.	24,600	669,366
Pfizer	17,700	441,969
Quest Diagnostics	6,000	303,240
Thermo Electron	14,600 [a]	451,140
UnitedHealth Group	11,600	651,920
Wyeth	9,300	430,311
Zimmer Holdings	4,400 [a]	303,116
		8,404,796
Interest Sensitive—14.5%
ACE	5,600	263,592
American Express	11,800	677,792
American International Group	16,100	997,556
Axis Capital Holdings	11,600	330,716
Bank of America	31,100	1,309,310
Bear Stearns Cos.	3,500	384,125
Citigroup	29,300	1,333,736
Comerica	5,600	329,840
Countrywide Financial	10,900	359,482
Deutsche Bank	3,400	317,968
First Marblehead	9,400	238,760
General Electric	62,600	2,107,742
Goldman Sachs Group	4,700	571,426
Hartford Financial Services Group	5,300	409,001
JPMorgan Chase & Co.	31,700	1,075,581
MetLife	10,000	498,300
New Century Financial	4,300	155,961
PNC Financial Services Group	5,500	319,110
Prudential Financial	7,500	506,700
Wachovia	13,800	656,742
XL Capital, Cl. A	5,300	360,559
		13,203,999

46

Growth Portfolio (continued)
Common Stocks (continued)	Shares	Value ($)

Producer Goods—6.0%
Black & Decker	4,600	377,614
Burlington Northern Santa Fe	7,500	448,500
Cooper Industries, Cl. A	6,300	435,582
Dow Chemical	13,100	545,877
Frontline	7,100	313,252
General Dynamics	5,700	681,435
Monsanto	6,500	407,875
NVR	500 [a]	442,475
Parker-Hannifin	7,300	469,463
Rockwell Automation	10,800	571,320
3M	10,700	784,952
		5,478,345
Services—4.8%
Accenture, Cl. A	18,100 [a]	460,826
Apollo Group, Cl. A	4,400 [a]	292,116
Career Education	4,900 [a]	174,244
Comcast, Cl. A	19,400 [a]	569,972
Computer Sciences	6,200 [a]	293,322
Equifax	10,600	370,364
McGraw-Hill Cos.	9,900	475,596
Moody’s	9,400	480,152
News, Cl. A	23,256	362,561
Pixar	7,900 [a]	351,629
Viacom, Cl. B	17,300	571,073
		4,401,855
Technology—10.4%
Adobe Systems	12,200	364,170
Autodesk	5,600	260,064
Cisco Systems	49,000 [a]	878,570
Dell	20,200 [a]	690,840
Hewlett-Packard	26,800	782,560
Intel	50,500	1,244,825
International Business Machines	11,300	906,486
Microsoft	58,800	1,512,924
Motorola	32,000	706,880

The Portfolios 47

STATEMENT OF INVESTMENTS (continued)
Growth Portfolio (continued)
Common Stocks (continued)	Shares	Value ($)

Technology (continued)
Nokia, ADR	19,300	326,363
Oracle	49,500 [a]	613,305
QLogic	7,800 [a]	266,760
Solectron	78,700 [a]	307,717
Texas Instruments	18,700	633,930
		9,495,394
Utilities—3.8%
AT&T	13,800	273,240
Deutsche Telekom, ADR	16,200	295,488
Duquesne Light Holdings	16,100	277,081
Entergy	5,000	371,600
SBC Communications	23,700	568,089
Southern	12,500	447,000
TXU	4,800	541,824
Verizon Communications	19,200	627,648
		3,401,970
Total Common Stocks
(cost $51,255,120)		59,103,670

	Principal
Short-Term Investments—34.6%	Amount ($)	Value ($)

Repurchase Agreement—32.9%
Greenwich Capital Markets,
3.30%, dated 9/30/2005, due 10/3/2005 in the
amount of $30,008,250 (fully collateralized by
$30,275,000 Federal Home Loan Mortgage
Corp., Notes, 3.625%-4.875%, due
3/15/2007-2/15/2008, value $30,600,241)	30,000,000	30,000,000

48

Growth Portfolio (continued)
		Principal
Short-Term Investments (continued)		Amount ($)	Value ($)

U.S. Treasury Bills—1.7%
3.37%, 12/8/2005		1,600,000 [b]	1,590,512
Total Short-Term Investments
(cost $31,589,800)			31,590,512

Total Investments (cost $82,844,920)		99.4%	90,694,182
Cash and Receivables (Net)		.6%	507,616
Net Assets		100.0%	91,201,798

ADR—American Depository Receipts.
[a] Non-income producing.
[b]	Partially held by a broker in a segregated account as collateral for open financial futures positions.

Portfolio Summary †
	Value (%)		Value (%)

Short-Term Investments	34.6	Services	4.8
Interest Sensitive	14.5	Consumer Cyclical	4.8
Technology	10.4	Consumer Staples	4.7
Health Care	9.2	Utilities	3.8
Energy	6.6	Futures	.3
Producer Goods	6.0		99.7

† Based on net assets.
See notes to financial statements.

The Portfolios 49

STATEMENT OF FINANCIAL FUTURES September 30, 2005
Growth Portfolio
				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 9/30/2005 ($)

Financial Futures Long
Dax 30	3	456,935	December 2005	11,860
DJ EURO STOXX 50	112	4,627,605	December 2005	127,946
FTSE	37	3,579,015	December 2005	78,961
Hang Seng	2	199,028	October 2005	1,818
Russell 2000	42	14,114,100	December 2005	(168,060)
SPI ASX 200 Index	9	795,744	December 2005	24,368
Standard & Poor’s 500	16	4,937,200	December 2005	(39,968)
TOPIX	21	2,606,035	December 2005	237,753
				274,678

See notes to financial statements.

50

STATEMENT OF ASSETS AND LIABILITIES September 30, 2005
		Growth and
	Income	Income	Growth
	Portfolio	Portfolio	Portfolio

Assets ($):
Investments in securities—
See Statement of Investments †—Note 2(c)
(including securities on loan †† and
Repurchase Agreements of $33,400,000,
$32,900,000 and $30,000,000 for the
Income Portfolio, the Growth and
Income Portfolio and the
Growth Portfolio, respectively):
Unaffiliated issuers	108,604,636	219,900,130	90,694,182
Affiliated issuers	27,132,262	30,464,165	—
Cash	226,141	143,390	73,525
Receivable for investment securities sold	1,575,897	1,708,797	—
Dividends and interest receivable	914,925	1,080,274	87,349
Receivable for futures variation margin—Note 5	48,750	705,950	593,506
Receivable for shares of Common Stock subscribed 2,617		7,616	3,538
Prepaid expenses	—	9,852	3,632
	138,505,228	254,020,174	91,455,732

Liabilities ($):
Due to The Dreyfus Corporation
and affiliates—Note 4(b)	59,160	155,783	62,007
Liability for securities on loan—Note 2(c)	27,132,262	30,464,165	—
Payable for investment securities purchased	2,080,219	617,847	—
Payable for shares of Common Stock redeemed	709,300	364,275	135,545
Accrued expenses	66,514	115,232	56,382
	30,047,455	31,717,302	253,934

Net Assets ($)	108,457,773	222,302,872	91,201,798

The Portfolios 51

STATEMENT OF ASSETS AND LIABILITIES (continued)
		Growth and
	Income	Income	Growth
	Portfolio	Portfolio	Portfolio

Composition of Net Assets ($):
Paid-in capital	109,190,073	217,430,558	92,379,189
Accumulated undistributed
investment income—net	2,753,697	3,840,793	1,235,485
Accumulated net realized gain
(loss) on investments	(3,052,120)	(13,431,070)	(10,536,816)
Accumulated net unrealized appreciation
(depreciation) on investments [including
($181,452) net unrealized (depreciation)
on financial futures for the Income Portfolio]	(433,877)	—	—
Accumulated net unrealized appreciation
(depreciation) on investments and
foreign currency transactions (including
$277,465 and $274,678 net unrealized
appreciation on financial futures for the
Growth and Income Portfolio and
the Growth Portfolio, respectively)	—	14,462,591	8,123,940

Net Assets ($)	108,457,773	222,302,872	91,201,798

		Growth and
	Income	Income	Growth
Net Asset Value Per Share	Portfolio	Portfolio	Portfolio

Restricted Class Shares
Net Assets ($)	97,983,857	171,055,375	76,188,578
Shares Outstanding	7,639,901	10,615,519	4,895,797

Net Asset Value Per Share ($)	12.83	16.11	15.56

Investor Class Shares
Net Assets ($)	10,473,916	51,247,497	15,013,220
Shares Outstanding	821,494	3,018,338	963,773

Net Asset Value Per Share ($)	12.75	16.98	15.58

† Investments at cost ($):
Unaffiliated issuers	108,857,061	205,715,004	82,844,920
Affiliated issuers	27,132,262	30,464,165	—
†† Value of securities on loan ($)	28,666,038	32,411,306	—

See notes to financial statements.

52

STATEMENT OF OPERATIONS Year Ended September 30, 2005
		Growth and
	Income	Income	Growth
	Portfolio	Portfolio	Portfolio

Investment Income ($):
Income:
Interest	4,217,968	4,824,562	1,253,903
Cash dividends (net of $16,126
and $7,600 foreign taxes withheld
at source for the Growth and
Income Portfolio and the
Growth Portfolio, respectively)	—	2,483,348	841,704
Income from securities lending	21,897	42,424	595
Total Income	4,239,865	7,350,334	2,096,202
Expenses—Note 2(e):
Investment advisory fee—Note 4(a)	658,427	1,768,753	678,235
Shareholder servicing costs—Note 4(b)	90,670	157,916	78,248
Professional fees	40,069	54,704	37,869
Registration fees	19,527	20,470	19,949
Custodian fees—Note 4(b)	11,067	28,348	11,475
Prospectus and shareholders’ reports	6,756	23,509	6,727
Directors’ fees and expenses—Note 4(c)	2,817	6,759	3,165
Loan commitment fees—Note 3	728	533	888
Miscellaneous	28,415	29,621	5,940
Total Expenses	858,476	2,090,613	842,496
Less—reduction in custody fees
due to earnings credits—Note 2(c)	(2,602)	(2,557)	(1,964)
Net Expenses	855,874	2,088,056	840,532
Investment Income—Net	3,383,991	5,262,278	1,255,670

The Portfolios 53

STATEMENT OF OPERATIONS (continued)
		Growth and
	Income	Income	Growth
	Portfolio	Portfolio	Portfolio

Realized and Unrealized Gain (Loss)
on Investments—Note 5 ($):
Net realized gain (loss) on investments	(2,253)	15,374,874	5,532,343
Net realized gain (loss) on financial futures	2,071,827	6,564,457	5,069,044
Net Realized Gain (Loss)	2,069,574	21,939,331	10,601,387
Net unrealized appreciation (depreciation)
on investments (including $21,327 net
unrealized appreciation on financial
futures for the Income Portfolio)	(2,314,170)	—	—
Net unrealized appreciation (depreciation)
on investments and foreign currency
transactions [including ($87,554) and
$204,384 net unrealized appreciation
(depreciation) on financial futures for the
Growth and Income Portfolio and
the Growth Portfolio, respectively]	—	(5,356,700)	845,431
Net Realized and Unrealized
Gain (Loss) on Investments	(244,596)	16,582,631	11,446,818
Net Increase in Net Assets
Resulting from Operations	3,139,395	21,844,909	12,702,488

See notes to financial statements.

54

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,

Income Portfolio	2005	2004

Operations ($):
Investment income—net	3,383,991	2,850,576
Net realized gain (loss) on investments	2,069,574	3,582,981
Net unrealized appreciation
(depreciation) on investments	(2,314,170)	(1,997,222)
Net Increase (Decrease) in Net Assets
Resulting from Operations	3,139,395	4,436,335

Dividends to Shareholders from ($):
Investment income—net:
Restricted Class shares	(3,319,893)	(3,153,119)
Investor Class shares	(381,058)	(594,878)
Total Dividends	(3,700,951)	(3,747,997)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Restricted Class shares	10,337,384	13,064,864
Investor Class shares	1,945,724	3,366,175
Dividends reinvested:
Restricted Class shares	3,312,356	3,143,425
Investor Class shares	371,203	582,490
Cost of shares redeemed:
Restricted Class shares	(13,218,264)	(11,694,680)
Investor Class shares	(4,856,396)	(10,517,312)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(2,107,993)	(2,055,038)
Total Increase (Decrease) in Net Assets	(2,669,549)	(1,366,700)

Net Assets ($):
Beginning of Period	111,127,322	112,494,022
End of Period	108,457,773	111,127,322
Undistributed investment income—net	2,753,697	2,434,012

The Portfolios 55

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended September 30,

Income Portfolio (continued)	2005	2004

Capital Share Transactions:
Restricted Class Shares
Shares sold	808,861	1,022,776
Shares issued for dividends reinvested	261,847	250,672
Shares redeemed	(1,033,448)	(912,367)
Net Increase (Decrease) in Shares Outstanding	37,260	361,081

Investor Class Shares
Shares sold	152,934	263,622
Shares issued for dividends reinvested	29,390	46,488
Shares redeemed	(382,664)	(820,697)
Net Increase (Decrease) in Shares Outstanding	(200,340)	(510,587)

See notes to financial statements.

56

	Year Ended September 30,

Growth and Income Portfolio	2005	2004

Operations ($):
Investment income—net	5,262,278	4,527,265
Net realized gain (loss) on investments	21,939,331	21,487,681
Net unrealized appreciation
(depreciation) on investments	(5,356,700)	1,821,069
Net Increase (Decrease) in Net Assets
Resulting from Operations	21,844,909	27,836,015

Dividends to Shareholders from ($):
Investment income—net:
Restricted Class shares	(4,824,672)	(3,988,463)
Investor Class shares	(1,023,330)	(2,314,150)
Total Dividends	(5,848,002)	(6,302,613)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Restricted Class shares	13,163,547	31,682,206
Investor Class shares	3,671,459	6,748,956
Dividends reinvested:
Restricted Class shares	4,818,248	3,979,941
Investor Class shares	992,807	2,282,616
Cost of shares redeemed:
Restricted Class shares	(55,628,695)	(39,068,698)
Investor Class shares	(14,849,822)	(97,104,750)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(47,832,456)	(91,479,729)
Total Increase (Decrease) in Net Assets	(31,835,549)	(69,946,327)

Net Assets ($):
Beginning of Period	254,138,421	324,084,748
End of Period	222,302,872	254,138,421
Undistributed investment income—net	3,840,793	3,829,904

The Portfolios 57

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended September 30,

Growth and Income Portfolio (continued)	2005	2004

Capital Share Transactions:
Restricted Class Shares
Shares sold	842,474	2,125,667
Shares issued for dividends reinvested	311,457	272,973
Shares redeemed	(3,567,345)	(2,620,658)
Net Increase (Decrease) in Shares Outstanding	(2,413,414)	(222,018)

Investor Class Shares
Shares sold	223,046	430,192
Shares issued for dividends reinvested	60,759	148,705
Shares redeemed	(901,424)	(6,130,535)
Net Increase (Decrease) in Shares Outstanding	(617,619)	(5,551,638)

See notes to financial statements.

58

	Year Ended September 30,

Growth Portfolio	2005	2004

Operations ($):
Investment income—net	1,255,670	398,614
Net realized gain (loss) on investments	10,601,387	6,958,361
Net unrealized appreciation
(depreciation) on investments	845,431	2,965,526
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,702,488	10,322,501

Dividends to Shareholders from ($):
Investment income—net:
Restricted Class shares	(415,046)	(381,433)
Investor Class shares	—	(60,538)
Total Dividends	(415,046)	(441,971)

Capital Stock Transactions ($):
Net proceeds from shares sold:
Restricted Class shares	8,245,682	17,595,682
Investor Class shares	2,359,947	5,484,116
Dividends reinvested:
Restricted Class shares	411,385	377,897
Investor Class shares	—	60,492
Cost of shares redeemed:
Restricted Class shares	(17,428,599)	(13,031,594)
Investor Class shares	(4,114,648)	(15,609,631)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(10,526,233)	(5,123,038)
Total Increase (Decrease) in Net Assets	1,761,209	4,757,492

Net Assets ($):
Beginning of Period	89,440,589	84,683,097
End of Period	91,201,798	89,440,589
Undistributed investment income—net	1,235,485	394,830

The Portfolios 59

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended September 30,

Growth Portfolio (continued)	2005	2004

Capital Share Transactions:
Restricted Class Shares
Shares sold	559,565	1,310,945
Shares issued for dividends reinvested	28,235	28,869
Shares redeemed	(1,191,335)	(981,434)
Net Increase (Decrease) in Shares Outstanding	(603,535)	358,380

Investor Class Shares
Shares sold	160,068	409,281
Shares issued for dividends reinvested	—	4,600
Shares redeemed	(277,755)	(1,156,061)
Net Increase (Decrease) in Shares Outstanding	(117,687)	(742,180)

See notes to financial statements.

60

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single portfolio share. Total return shows how much your investment in each portfolio would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the portfolios’ financial statements.

		Restricted Class Shares

		Year Ended September 30,

Income Portfolio	2005	2004	2003	2002[a]	2001

Per Share Data ($):
Net asset value, beginning of period	12.89	12.83	12.24	12.99	13.41
Investment Operations:
Investment income—net [b]	.40	.34	.37	.41	.73
Net realized and unrealized
gain (loss) on investments	(.02)	.17	.62	(.43)	(.45)
Total from Investment Operations	.38	.51	.99	(.02)	.28
Distributions:
Dividends from investment income—net	(.44)	(.45)	(.40)	(.73)	(.70)
Net asset value, end of period	12.83	12.89	12.83	12.24	12.99

Total Return (%)	3.02	4.03	8.27	(.26)	2.23

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.72	.72	.71	.72	.74
Ratio of net expenses
to average net assets	.72	.72	.71	.72	.74
Ratio of net investment income
to average net assets	3.14	2.64	2.96	3.31	5.62
Portfolio Turnover Rate	38.77	35.18	37.88	49.90	43.15

Net Assets, end of period ($ x 1,000)	97,984	98,032	92,924	82,003	71,929

[a]	As required, effective October 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
	Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a
	scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period
	ended September 30, 2002 was to decrease net investment income per share by $.06, increase net realized and
	unrealized gain (loss) on investments per share by $.06 and decrease the ratio of net investment income to average net
	assets from 3.75% to 3.31%. Per share data and ratios/supplemental data for periods prior to October 1, 2001
	have not been restated to reflect these changes in presentation.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolios 61

FINANCIAL HIGHLIGHTS (continued)
		Investor Class Shares

		Year Ended September 30,

Income Portfolio (continued)	2005	2004	2003	2002[a]	2001

Per Share Data ($):
Net asset value, beginning of period	12.82	12.77	12.19	12.95	13.37
Investment Operations:
Investment income—net [b]	.34	.27	.31	.37	.70
Net realized and unrealized
gain (loss) on investments	(.04)	.17	.62	(.44)	(.45)
Total from Investment Operations	.30	.44	.93	(.07)	.25
Distributions:
Dividends from investment income—net	(.37)	(.39)	(.35)	(.69)	(.67)
Net asset value, end of period	12.75	12.82	12.77	12.19	12.95

Total Return (%)	2.37	3.52	7.76	(.66)	1.96

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.26	1.25	1.19	1.12	1.03
Ratio of net expenses
to average net assets	1.26	1.25	1.19	1.12	1.03
Ratio of net investment income
to average net assets	2.66	2.12	2.48	2.95	5.33
Portfolio Turnover Rate	38.77	35.18	37.88	49.90	43.15

Net Assets, end of period ($ x 1,000)	10,474	13,095	19,570	17,241	22,822

[a]	As required, effective October 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
	Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a
	scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period
	ended September 30, 2002 was to decrease net investment income per share by $.05, increase net realized and
	unrealized gain (loss) on investments per share by $.05 and decrease the ratio of net investment income to average net
	assets from 3.30% to 2.95%. Per share data and ratios/supplemental data for periods prior to October 1, 2001
	have not been restated to reflect these changes in presentation.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

62

		Restricted Class Shares

		Year Ended September 30,

Growth and Income Portfolio	2005	2004	2003	2002[a]	2001

Per Share Data ($):
Net asset value, beginning of period	15.09	14.16	12.54	14.17	17.15
Investment Operations:
Investment income—net [b]	.35	.26	.25	.32	.53
Net realized and unrealized
gain (loss) on investments	1.07	.99	1.73	(1.51)	(2.51)
Total from Investment Operations	1.42	1.25	1.98	(1.19)	(1.98)
Distributions:
Dividends from investment income—net	(.40)	(.32)	(.36)	(.44)	(.76)
Dividends from net realized
gain on investments	—	—	—	—	(.24)
Total Distributions	(.40)	(.32)	(.36)	(.44)	(1.00)
Net asset value, end of period	16.11	15.09	14.16	12.54	14.17

Total Return (%)	9.49	8.90	16.12	(8.90)	(12.07)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.84	.82	.81	.84	.84
Ratio of net expenses
to average net assets	.84	.82	.81	.84	.84
Ratio of net investment income
to average net assets	2.28	1.71	1.91	2.28	3.40
Portfolio Turnover Rate	58.32	60.52	69.67	66.50	86.48

Net Assets, end of period ($ x 1,000)	171,055	196,656	187,661	170,237	197,503

[a]	As required, effective October 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
	Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a
	scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period
	ended September 30, 2002 was to decrease net investment income per share by $.03, increase net realized and
	unrealized gain (loss) on investments per share by $.03 and decrease the ratio of net investment income to average net
	assets from 2.49% to 2.28%. Per share data and ratios/supplemental data for periods prior to October 1, 2001
	have not been restated to reflect these changes in presentation.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolios 63

FINANCIAL HIGHLIGHTS (continued)
		Investor Class Shares

Growth and Income		Year Ended September 30,

Portfolio (continued)	2005	2004	2003	2002[a]	2001

Per Share Data ($):
Net asset value, beginning of period	15.81	14.85	13.12	14.84	17.90
Investment Operations:
Investment income—net [b]	.34	.18	.20	.27	.49
Net realized and unrealized
gain (loss) on investments	1.12	1.03	1.82	(1.60)	(2.60)
Total from Investment Operations	1.46	1.21	2.02	(1.33)	(2.11)
Distributions:
Dividends from investment income—net	(.29)	(.25)	(.29)	(.39)	(.71)
Dividends from net realized
gain on investments	—	—	—	—	(.24)
Total Distributions	(.29)	(.25)	(.29)	(.39)	(.95)
Net asset value, end of period	16.98	15.81	14.85	13.12	14.84

Total Return (%)	9.27	8.23	15.60	(9.36)	(12.35)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.04	1.37	1.28	1.34	1.13
Ratio of net expenses
to average net assets	1.04	1.37	1.28	1.34	1.13
Ratio of net investment income
to average net assets	2.08	1.15	1.44	1.79	2.88
Portfolio Turnover Rate	58.32	60.52	69.67	66.50	86.48

Net Assets, end of period ($ x 1,000)	51,247	57,483	136,423	130,493	150,740

[a]	As required, effective October 1, 2001, the portfolio has adopted the provisions of the AICPA Audit and Accounting
	Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a
	scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period
	ended September 30, 2002 was to decrease net investment income per share by $.03, increase net realized and
	unrealized gain (loss) on investments per share by $.03 and decrease the ratio of net investment income to average net
	assets from 2.00% to 1.79%. Per share data and ratios/supplemental data for periods prior to October 1, 2001
	have not been restated to reflect these changes in presentation.
[b]	Based on average shares outstanding at each month end.
See notes to financial statements.

64

		Restricted Class Shares

		Year Ended September 30,

Growth Portfolio	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	13.59	12.15	10.02	12.41	17.78
Investment Operations:
Investment income—net [a]	.21	.07	.07	.09	.30
Net realized and unrealized
gain (loss) on investments	1.84	1.45	2.12	(2.26)	(4.54)
Total from Investment Operations	2.05	1.52	2.19	(2.17)	(4.24)
Distributions:
Dividends from investment income—net	(.08)	(.08)	(.06)	(.22)	(.63)
Dividends from net realized
gain on investments	—	—	—	—	(.50)
Total Distributions	(.08)	(.08)	(.06)	(.22)	(1.13)
Net asset value, end of period	15.56	13.59	12.15	10.02	12.41

Total Return (%)	15.12	12.50	21.95	(17.88)	(25.20)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.86	.84	.91	.91	.93
Ratio of net expenses
to average net assets	.86	.84	.91	.91	.93
Ratio of net investment income
to average net assets	1.46	.55	.61	.73	1.96
Portfolio Turnover Rate	75.92	74.19	83.90	74.13	108.86

Net Assets, end of period ($ x 1,000)	76,189	74,742	62,473	48,969	76,712

[a] Based on average shares outstanding at each month end.
See notes to financial statements.

The Portfolios 65

FINANCIAL HIGHLIGHTS (continued)
		Investor Class Shares

		Year Ended September 30,

Growth Portfolio (continued)	2005	2004	2003	2002	2001

Per Share Data ($):
Net asset value, beginning of period	13.59	12.18	10.04	12.46	17.84
Investment Operations:
Investment income—net [a]	.15	.00[b]	.02	.02	.25
Net realized and unrealized
gain (loss) on investments	1.84	1.44	2.12	(2.26)	(4.55)
Total from Investment Operations	1.99	1.44	2.14	(2.24)	(4.30)
Distributions:
Dividends from investment income—net	—	(.03)	(.00)[b]	(.18)	(.58)
Dividends from net realized
gain on investments	—	—	—	—	(.50)
Total Distributions	—	(.03)	(.00)[b]	(.18)	(1.08)
Net asset value, end of period	15.58	13.59	12.18	10.04	12.46

Total Return (%)	14.64	11.85	21.35	(18.31)	(25.36)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.31	1.36	1.37	1.48	1.20
Ratio of net expenses
to average net assets	1.31	1.36	1.37	1.48	1.20
Ratio of net investment income
to average net assets	1.01	.02	.15	.17	1.66
Portfolio Turnover Rate	75.92	74.19	83.90	74.13	108.86

Net Assets, end of period ($ x 1,000)	15,013	14,698	22,210	17,218	19,778

[a]	Based on average shares outstanding at each month end.
[b]	Amount represents less than $.01 per share.
See notes to financial statements.

66

NOTES TO FINANCIAL STATEMENTS

NOTE 1—General:

Dreyfus LifeTime Portfolios, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering three diversified portfolios: the Income Portfolio, the primary investment objective of which is to maximize current income, the Growth and Income Portfolio, the investment objective of which is to maximize total return, consisting of capital appreciation and current income and the Growth Portfolio, the investment objective of which is capital appreciation.The fund accounts separately for the assets, liabilities and operations of each portfolio. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as each portfolio’s investment adviser. Dreyfus is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Mellon Equity Associates (“Mellon Equity”), an indirect wholly-owned subsidiary of Mellon Financial, serves as each portfolio’s sub-investment adviser.

Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fund is authorized to issue 50 million shares of $.001 par value Common Stock in each of the following classes of shares: Restricted and Investor. Investor Class shares are offered to any investor and Restricted Class shares are offered only to clients of certain banks, securities brokers or dealers and other financial institutions (collectively, Service Agents) that have entered into selling agreements with the Distributor. Other differences between the classes include the services offered to and the expenses borne by each class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Portfolios 67

NOTES TO FINANCIAL STATEMENTS (continued)

The portfolios enter into contracts that contain a variety of indemnifications. The portfolios’ maximum exposure under these arrangements is unknown. The portfolios do not anticipate recognizing any loss related to these arrangements.

NOTE 2—Significant Accounting Policies:

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments in registered investment companies are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the portfolio calculates its net asset value, the portfolio may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADR’s and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securi-

68

ties of the issuer or comparable issuers. Financial futures are valued at the last sales price. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Debt securities (excluding short-term investments, other than U.S. Treasury Bills) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Directors, or are determined by the portfolio not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the portfolio to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Directors.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Financial futures

The Portfolios 69

NOTES TO FINANCIAL STATEMENTS (continued)

and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Foreign currency transactions: Each portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the portfolios’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the portfolios receive earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the portfolios include net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of Dreyfus, each portfolio may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least

70

102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by Dreyfus. Each portfolio will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, each portfolio would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

Each portfolio may enter into repurchase agreements with financial institutions, deemed to be creditworthy by Dreyfus, subject to the seller’s agreement to repurchase and each portfolio’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with each portfolio’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, each portfolio will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, each portfolio maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

(e) Expenses: Expenses directly attributable to each portfolio are charged to that portfolio’s operations; expenses which are applicable to all portfolios are allocated among them on a pro rata basis.

(f) Dividends to shareholders: Dividends are recorded by each portfolio on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, with respect to each portfolio, are normally declared and paid annually, but each portfolio

The Portfolios 71

NOTES TO FINANCIAL STATEMENTS (continued)

may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that a net realized capital gain of a portfolio can be offset by a capital loss carryover of that portfolio, such gain will not be distributed. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(g) Federal income taxes: It is the policy of each portfolio to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each portfolio is treated as a single entity for the purpose of determining such qualification.

At September 30, 2005, the components of accumulated earnings on a tax basis were as follows:

	Undistributed	Accumulated	Unrealized
	Ordinary	Capital	Appreciation
	Income ($)	(Losses) ($)	(Depreciation) ($)

Income
Portfolio	2,753,697	(2,339,846)	(1,146,151)
Growth and
Income Portfolio	3,840,793	(12,139,726)	13,171,247
Growth
Portfolio	1,235,485	(10,694,032)	8,281,156

The accumulated capital loss carryovers available to be applied against future net securities profits, if any, realized subsequent to September 30,
2005 were as follows:
	2010 ($)†	2011 ($)†	Total ($)

Income Portfolio	2,002,939	336,907	2,339,846
Growth and
Income Portfolio	—	12,139,726	12,139,726
Growth Portfolio	850,834	9,843,198	10,694,032

† If not applied, the carryovers expire in the above years.

72

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2005 and September 30, 2004, respectively, were as follows:

	Ordinary Income ($)

	2005	2004

Income Portfolio	3,700,951	3,747,997
Growth and Income Portfolio	5,848,002	6,302,613
Growth Portfolio	415,046	441,971

During the period ended September 30, 2005, as a result of permanent book to tax differences primarily due to the tax treatment for amortization adjustments for the Income Portfolio, amortization adjustments and real estate investment trusts for the Growth and Income Portfolio and real estate investment trusts for the Growth Portfolio, the portfolios increased (decreased) accumulated undistributed investment income-net, increased (decreased) net realized gain (loss) on investments and increased (decreased) paid-in capital. Net assets were not affected by these reclassifications.The following summarizes these changes:

	Accumulated	Accumulated
	Undistributed	Net Realized	Paid-in
	Investment income—Net ($)	Gain (Loss) ($)	Capital ($)

Income Portfolio	636,645	(1,741,651)	1,105,006
Growth and
Income Portfolio	596,613	(1,567,042)	970,429
Growth Portfolio	31	(31)	—

NOTE 3—Bank Line of Credit:

Each portfolio participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, each portfolio has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to a portfolio based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2005, none of the portfolios borrowed under the Facility.

The Portfolios 73

NOTES TO FINANCIAL STATEMENTS (continued)
NOTE 4—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement (the “Agreement”) with Dreyfus, the Investment Advisory fee is computed on the value of each portfolio’s average daily net assets and is payable monthly at the following annual rates: .60% of the Income portfolio and .75% of the Growth and Income Portfolio and the Growth Portfolio.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Mellon Equity, Dreyfus has agreed to pay Mellon Equity a monthly sub-advisory fee for each portfolio, computed at the following annual rates:

Annual Fee as a Percentage of
Total Portfolio Net Assets	Average Daily Net Assets of each Portfolio

$0 up to $600 million	.35%
$600 million up to $1.2 billion	.25%
$1.2 billion up to $1.8 billion	.20%
In excess of $1.8 billion	.15%

(b) Under the Shareholder Services Plan, each portfolio pays the Distributor, at an annual rate of .25% of the value of the average daily net assets of each portfolio’s Investor Class shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding each portfolio and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

During the period ended September 30, 2005, each portfolio’s Investor Class was charged the following pursuant to the Shareholder Services Plan:

Income Portfolio	$ 29,786
Growth and Income Portfolio	135,316
Growth Portfolio	37,549

74

Each portfolio compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for each portfolio. During the period ended September 30, 2005, each portfolio was charged the following pursuant to the transfer agency agreement:

Income Portfolio	$ 5,817
Growth and Income Portfolio	22,600
Growth Portfolio	5,547

Each portfolio compensates Mellon Bank, N.A., an affiliate of Dreyfus, under a custody agreement for providing custodial services for each portfolio. During the period ended September 30, 2005, each portfolio was charged the following pursuant to the custody agreement:

Income Portfolio	$11,067
Growth and Income Portfolio	28,348
Growth Portfolio	11,475

During the period ended September 30, 2005, each portfolio was charged $2,834 for services performed by the Chief Compliance Officer.

The following summarizes the components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities for each portfolio:

				Chief	Transfer
	Investment	Shareholder		Compliance	Agency Per
	Advisory	Services	Custodian	Officer	Account
	Fees ($)	Plan Fees ($)	Fees ($)	Fees ($)	Fees ($)

Income
Portfolio	54,014	2,239	1,229	929	749
Growth and
Income Portfolio	137,428	10,577	2,680	929	4,169
Growth
Portfolio	55,989	3,102	1,212	929	775

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Portfolios 75

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 5—Securities Transactions:

The following summarizes the aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended September 30, 2005:

	Purchases ($)	Sales ($)

Income Portfolio	31,651,651	28,621,539
Growth and Income Portfolio	114,484,180	152,821,990
Growth Portfolio	43,213,604	43,139,935

Each portfolio may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. A portfolio is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require a portfolio to “mark to market” on a daily basis, which reflects the change in the market value of the contract at the close of each day’s trading.Typically, variation margin payments are received or made to reflect daily unrealized gains or losses.When the contracts are closed, a portfolio recognizes a realized gain or loss.These investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at September 30, 2005, are set forth in the Statements of Financial Futures.

The following summarizes the cost of investments for federal income tax purposes and accumulated net unrealized appreciation (depreciation) on investments for each portfolio at September 30, 2005:

	Cost of	Gross	Gross
	Investments ($)	Appreciation ($)	(Depreciation) ($)	Net ($)

Income Portfolio	136,883,049	1,648,741	(2,794,892)	(1,146,151)
Growth and
Income Portfolio	237,738,198	19,068,369	(6,442,272)	12,626,097
Growth Portfolio	82,895,731	9,544,494	(1,746,043)	7,798,451

76

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Directors Dreyfus LifeTime Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the statements of investments and financial futures, of Dreyfus LifeTime Portfolios, Inc. (comprising, respectively, the Income Portfolio, the Growth and Income Portfolio and the Growth Portfolio) as of September 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of September 30, 2005 and confirmation of securities not held by the custodian by correspondence with others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion,the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Dreyfus LifeTime Portfolios, Inc. at September 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York November 10, 2005
The Portfolios 77

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal and state (where applicable) tax law, Dreyfus LifeTime Portfolios, Inc. (Income Portfolio, Growth and Income Portfolio and Growth Portfolio) hereby makes the following designations of dividends and distributions paid during the fiscal year ended September 30, 2005:

	Long-Term
	Capital Gains		Dividends	Qualifying
	Distribution	Payable	Received	Dividend
	Per Share ($)	Date	Deduction	Income

Income Portfolio	Not Applicable	Not Applicable	Not Applicable	Not Applicable
Growth and Income
Portfolio	Not Applicable	Not Applicable	36.11%	2,022,986
Growth Portfolio	Not Applicable	Not Applicable	99.56%	415,046

The percentage of ordinary dividends shown qualify for the corporate dividends received deduction and also the amount of ordinary dividends shown qualify as qualifying dividends, subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

78

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited)

At separate meetings of the Board of Directors for the Growth Portfolio, the Growth and Income Portfolio and the Income Portfolio (each, a “Portfolio”) held on July 12-13, 2005, the Board considered the re-approval for an annual period of each Portfolio’s Management Agreement with the Manager, pursuant to which the Manager provides the Portfolio with investment advisory and administrative services, as well as the Sub-Investment Advisory Agreement (“Sub-Advisory Agreement”) between the Manager and Mellon Equity Associates, Inc. (the “Sub-Adviser”), an affiliate of the Manager, pursuant to which the Sub-Adviser provides day-to-day management of each Portfolio’s portfolio subject to the Manager’s oversight.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to each Portfolio and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to each Portfolio pursuant to its Management Agreement and by the Sub-Adviser pursuant to the Sub-Advisory Agreement. The Manager’s representatives reviewed each Portfolio’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each.The Manager’s representatives noted the diversity of distribution among the funds in the Dreyfus fund complex, noting that each Portfolio primarily is distributed through the institutional channel, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channels applicable to the Portfolios. The Board also reviewed the number of shareholder accounts in each Portfolio, as well as each Portfolio’s asset size.

The Board members also considered the Sub-Adviser’s research and Portfolio management capabilities and that the Manager also provides oversight of day-to-day Portfolio operations, including fund account-

The Portfolios 79

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

ing and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting and compliance infrastructure, as well as the Manager’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance, Management Fee and Expense Ratio. The Board members reviewed each Portfolio’s performance, management fee and expense ratio and placed significant emphasis on comparisons to a group of comparable funds and Lipper category averages, as applicable. The group of comparable funds for each Portfolio was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category as the respective Portfolio, as well as the Manager’s supervisory activities over the Sub-Adviser.

Growth Portfolio. The Board members discussed the results of the comparisons for various periods ended May 31, 2005, and noted that the Portfolio’s 1-year and 10-year performance was better than the comparison group and Lipper category averages and ranked in the top half of the comparison group and Lipper category for such periods, while the Portfolio’s 3-year and 5-year performance was below the comparison group and Lipper category averages and ranked in the bottom half of the comparison group and Lipper category for such periods. The Board members noted that the Portfolio’s more recent 3-month and 5-month performance was better than the Lipper category average and ranked in the top half of the comparison group for such periods. The Board members also discussed the Portfolio’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Portfolio’s aggregate management and sub-advisory fee was lower than the fee paid by a majority of the other funds in the comparison group.The Board noted that the Portfolio’s total expense ratio was lower than the Lipper category and comparison group averages and was the lowest of the total expense ratios of the funds in the comparison group.

80

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates and the Sub-Adviser or its affiliates by mutual funds managed by the Manager or its affiliates and the Sub-Adviser or its affiliates, as the case may be, with similar investment objectives, policies and strategies as the Portfolio of which there was one (the “Similar Fund”), and noted that there were no other accounts managed or sub-advised by the Manager or its affiliates and the Sub-Adviser or its affiliates with similar investment objectives, policies and strategies as the Portfolio.The Similar Fund was a mutual fund included in the “flexible portfolio” funds category by Lipper.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. It was noted that the Similar Fund had the same management fee as the fee borne by the Portfolio.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio’s advisory fees.

Growth and Income Portfolio. The Board members discussed the results of the comparisons for various periods ended May 31, 2005, and noted that the Portfolio’s 5-year and 10-year performance was better than the comparison group and Lipper category averages and ranked in the top half of the comparison group and Lipper category for such peri-ods.The Portfolio’s 1-year and 3-year performance also ranked in the top half of the comparison group, with the Portfolio’s 1-year performance better than the comparison group average but below the Lipper category average, and its 3-year performance below the comparison group and Lipper category averages. The Board members noted the Portfolio’s more recent 3-month and 5-month performance was better than the Lipper category average and ranked in the top half of the comparison group for such periods.The Board members also discussed the Portfolio’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the comparison group. The Portfolio’s aggregate management and sub-advi-

The Portfolios 81

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

sory fee was lower than the fee paid by a majority of the other funds in the comparison group. The Board noted that the Portfolio’s total expense ratio was lower than the Lipper category and comparison group averages and was the lowest of the total expense ratios of the funds in the comparison group.

Representatives of the Manager reviewed with the Board members the fees paid to the Manager or its affiliates and the Sub-Adviser or its affiliates by mutual funds managed by the Manager or its affiliates and the Sub-Adviser or its affiliates, as the case may be, with similar investment objectives, policies and strategies as the Portfolio of which there was one (the “Similar Fund”), and noted that there were no other accounts managed or sub-advised by the Manager or its affiliates and the Sub-Adviser or its affiliates with similar investment objectives, policies and strategies as the Portfolio.The Similar Fund was a mutual fund included in the “flexible portfolio” funds category by Lipper.The Manager’s representatives also reviewed the costs associated with distribution through intermediaries. It was noted that the Similar Fund had the same management fee as the fee borne by the Portfolio.The Board members considered the relevance of the fee information provided for the Similar Fund to evaluate the appropriateness and reasonableness of the Portfolio’s advisory fees.

Income Portfolio. Representatives of the Manager noted that the Portfolio is a conservatively managed fund that is not actively managed with respect to asset allocation as the Portfolio normally has a static asset allocation of 67.5% in investment grade bonds, 22.5% in stocks and 10% in cash, and that other funds in the comparison group may have different asset allocations, including different equity exposure.As a result, management noted that the Portfolio’s comparison group had limitations and that it may not be an accurate benchmark against which to compare the Portfolio’s performance. Representatives of the Manager noted that comparing the Portfolio’s performance to its customized index benchmark, which replicates the Portfolio’s static allocation, may be more appropriate. Under these circumstances, the Board

82

members discussed the results of the comparisons for various periods ended May 31, 2005, and noted that the Portfolio’s performance for the 1-year, 3-year, 5-year and 10-year periods was below the comparison group and Lipper category averages and ranked in the bottom half of the comparison group and Lipper category for such periods.The Board members also noted that the Portfolio’s more recent 3-month and 5-month performance was better than the Lipper category average and was ranked in the top half of the Lipper category, with the Portfolio’s 3-month performance ranked in the top half of the comparison group and the 5-month performance ranked in the bottom half of the comparison group.The Board members also discussed the Portfolio’s performance compared to the customized benchmark index for each of the previous 9 calendar years, noting that the performance of the customized benchmark does not reflect any expenses.The Board members noted that in 8 of the 9 years the Portfolio’s performance ranged from approximately 74% to 94% of the benchmark’s performance. In the instance where the Portfolio’s performance was approximately 28% of the benchmark performance, the Board members noted both the Portfolio’s (.40%) and the benchmark’s (1.41%) performance for that year and that the difference primarily was due to Portfolio expenses. The Board members also discussed the Portfolio’s management fee and expense ratio, and reviewed the range of management fees and expense ratios for the funds in the comparison group.The Portfolio’s aggregate management fee and sub-advisory fee was lower than the fee paid by a majority of the other funds in the comparison group.The Board noted that the Portfolio’s total expense ratio was lower than the Lipper category and comparison group averages and the second lowest of the total expense ratios of the funds in the comparison group.

Representatives of the Manager noted that the Manager or its affiliates and the Sub-Adviser or its affiliates do not manage other mutual funds or accounts with similar investment objectives, policies and strategies as the Portfolio.

The Portfolios 83

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit. The Board received and considered information prepared by an independent consulting firm regarding the Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of each Portfolio. The Board members evaluated the analysis in light of the relevant circumstances for each Portfolio, including the slight increase in fund assets for the Growth Portfolio and the Income Portfolio and a decline in assets for the Growth and Income Portfolio, and the extent to which economies of scale would be realized as each Portfolio grows and whether fee levels reflect economies of scale for the benefit of Portfolio investors. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.The Board members also considered potential benefits to the Manager for acting as investment adviser and to the Sub-Adviser from acting as sub-adviser and noted the soft dollar arrangements with respect to trading the Portfolios’ portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the Portfolio as part of their evaluation of whether the fee under the Management Agreement and the Sub-Advisory Agreement bears a reasonable relationship to the mix of services provided by the Manager and the Sub-Adviser, including the nature, extent and quality of such services and that a discussion of economies of scale are predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have

84

realized any economies of scale would be less. Since the Manager, and not the Portfolios, pays the Sub-Adviser pursuant to the Sub-Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to their deliberations.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies.With respect to each Portfolio, it was noted that the profitability percentage for managing the Portfolio was not unreasonable given the Portfolio’s overall performance and generally superior service levels provided.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement and the Sub-Advisory Agreement with respect to each Portfolio. Based on their discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by the Manager and the Sub-Adviser are adequate and appropriate.
  Growth Portfolio—The Board generally was satisfied with the Growth Portfolio’s 10-year, 1-year, 5-month and 3-month perfor- mance.
  Growth and Income Portfolio—The Board generally was satisfied with the Growth and Income Portfolio’s performance.
  Income Portfolio—The Board generally was satisfied with the Income Portfolio’s performance as compared to its benchmark, as well as its more recent 3-month and 5-month performance as com- pared to its comparison group, and recognized that, under the cir- cumstances noted by representatives of the Manager, the comparison group of funds may not be an accurate benchmark against which to compare the Income Portfolio’s performance.
The Portfolios 85

INFORMATION ABOUT THE REVIEW AND APPROVAL OF EACH PORTFOLIO’S INVESTMENT ADVISORY AGREEMENT (Unaudited) (continued)
  The Board concluded that the fee paid by each Portfolio to the Manager was reasonable in light of comparative performance and expense and advisory fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by the Manager and the Sub-Adviser from their relation- ship with the Portfolios.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of each Portfolio had been adequately considered by the Manager in connection with the management fee rate charged to the Portfolio, and that, to the extent in the future it were to be determined that material economies of scale had not been shared with a Portfolio, the Board would seek to have those economies of scale shared with such Portfolio.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement and the Sub-Advisory Agreement with respect to each Portfolio was in the best interests of the Portfolio and its shareholders.

86

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62) Chairman of the Board (1995) Principal Occupation During Past 5 Years:
  Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board
  Sunair Electronics, Inc., engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
Clifford L. Alexander, Jr. (72) Board Member (2003)
Principal Occupation During Past 5 Years:
• President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
• Chairman of the Board of Moody’s Corporation (October 2000-October 2003)
• Chairman of the Board and Chief Executive Officer of The Dun and Bradstreet Corporation
(October 1999-September 2000)
Other Board Memberships and Affiliations:
• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 66
——————— Lucy Wilson Benson (78) Board Member (1993) Principal Occupation During Past 5 Years:
• President of Benson and Associates, consultants to business and government (1980-present)
Other Board Memberships and Affiliations:
• The International Executive Services Corps., Director Emeritus
• Citizens Network for Foreign Affairs,Vice Chairperson
• Council on Foreign Relations, Member
• Lafayette College Board of Trustees,Trustee Emeritus
• Atlantic Council of the U.S., Director

No. of Portfolios for which Board Member Serves: 40
The Portfolios 87

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (69) Board Member (1994) Principal Occupation During Past 5 Years:
• Corporate Director and Trustee
Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director
• U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 84

———————
Whitney I. Gerard (70) Board Member (1993)
Principal Occupation During Past 5 Years:
• Partner of Chadbourne & Parke LLP

No. of Portfolios for which Board Member Serves: 38

———————
Arthur A. Hartman (79) Board Member (1993)
Principal Occupation During Past 5 Years:
• Chairman of First NIS Regional Fund (ING/Barings Management) and New Russia Fund
• Advisory Council Member to Barings-Vostok
Other Board Memberships and Affiliations:
• APCO Associates Inc., Senior Consultant

No. of Portfolios for which Board Member Serves: 38

———————
George L. Perry (71) Board Member (1993)
Principal Occupation During Past 5 Years:
• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 38

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

88

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant
Officer and Chief Operating Officer of	Secretary of Dreyfus, and an officer of 91
Dreyfus, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by Dreyfus. He is 39 years
managed by Dreyfus. Mr. Canter also is a	old and has been an employee of Dreyfus since
Board member and, where applicable, an	December 1996.

Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of Dreyfus. He is 60 years old and has
been an employee of Dreyfus since May 1995.	Associate General Counsel of Dreyfus, and an
officer of 91 investment companies (comprised
STEPHEN R. BYERS, Executive Vice	of 200 portfolios) managed by Dreyfus. She is
President since November 2002.	49 years old and has been an employee of
Chief Investment Officer,Vice Chairman and a	Dreyfus since October 1988.

director of Dreyfus, and an officer of 90	JOSEPH M. CHIOFFI, Vice President and
investment companies (comprised of 184	Assistant Secretary since August 2005.
portfolios) managed by Dreyfus. Mr. Byers also
is an officer, director or an Executive	Assistant General Counsel of Dreyfus, and an
Committee Member of certain other	officer of 91 investment companies (comprised
investment management subsidiaries of Mellon	of 200 portfolios) managed by Dreyfus. He is
Financial Corporation, each of which is an	43 years old and has been an employee of
affiliate of Dreyfus. He is 52 years old and has	Dreyfus since June 2000.
been an employee of Dreyfus since January	JANETTE E. FARRAGHER, Vice President
2000.	and Assistant Secretary since
MARK N. JACOBS, Vice President since	August 2005.
March 2000.	Associate General Counsel of Dreyfus, and an
Executive Vice President, Secretary and	officer of 91 investment companies (comprised
General Counsel of Dreyfus, and an officer of	of 200 portfolios) managed by Dreyfus. She is
91 investment companies (comprised of 200	42 years old and has been an employee of
portfolios) managed by Dreyfus. He is 59 years	Dreyfus since February 1984.
old and has been an employee of Dreyfus since	JOHN B. HAMMALIAN, Vice President and
June 1977.	Assistant Secretary since August 2005.
MICHAEL A. ROSENBERG, Vice President	Associate General Counsel of Dreyfus, and an
and Secretary since August 2005.	officer of 91 investment companies (comprised
Associate General Counsel of Dreyfus, and an	of 200 portfolios) managed by Dreyfus. He is
officer of 91 investment companies (comprised	42 years old and has been an employee of
of 200 portfolios) managed by Dreyfus. He is	Dreyfus since February 1991.
45 years old and has been an employee of
Dreyfus since October 1991.

The Portfolios 89

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and	ROBERT SVAGNA, Assistant Treasurer
Assistant Secretary since August 2005.	since December 2002.
Associate General Counsel of Dreyfus, and an	Senior Accounting Manager – Equity Funds of
officer of 91 investment companies (comprised	Dreyfus, and an officer of 91 investment
of 200 portfolios) managed by Dreyfus. He is	companies (comprised of 200 portfolios)
53 years old and has been an employee of	managed by Dreyfus. He is 38 years old and
Dreyfus since May 1986.	has been an employee of Dreyfus since
JEFF PRUSNOFSKY, Vice President and	November 1990.
Assistant Secretary since August 2005.	KENNETH J. SANDGREN, Assistant
Associate General Counsel of Dreyfus, and an	Treasurer since November 2001.
officer of 91 investment companies (comprised	Mutual Funds Tax Director of Dreyfus, and an
of 200 portfolios) managed by Dreyfus. He is	officer of 91 investment companies (comprised
40 years old and has been an employee of	of 200 portfolios) managed by Dreyfus. He is
Dreyfus since October 1990.	51 years old and has been an employee of
JAMES WINDELS, Treasurer since	Dreyfus since June 1993.
November 2001.	JOSEPH W. CONNOLLY, Chief Compliance
Director – Mutual Fund Accounting of	Officer since October 2004.
Dreyfus, and an officer of 91 investment	Chief Compliance Officer of Dreyfus and The
companies (comprised of 200 portfolios)	Dreyfus Family of Funds (91 investment
managed by Dreyfus. He is 47 years old and has	companies, comprised of 200 portfolios). From
been an employee of Dreyfus since April 1985.	November 2001 through March 2004, Mr.
GREGORY S. GRUBER, Assistant	Connolly was first Vice-President, Mutual Fund
Treasurer since August 2005.	Servicing for Mellon Global Securities
Senior Accounting Manager – Municipal Bond	Services. In that capacity, Mr. Connolly was
Funds of Dreyfus, and an officer of 91	responsible for managing Mellon’s Custody,
investment companies (comprised of 200	Fund Accounting and Fund Administration
portfolios) managed by Dreyfus. He is 46 years	services to third-party mutual fund clients. He
old and has been an employee of Dreyfus since	is 48 years old and has served in various
August 1981.	capacities with Dreyfus since 1980, including
manager of the firm’s Fund Accounting
ERIK D. NAVILOFF, Assistant Treasurer	Department from 1997 through October 2001.
since August 2005.
WILLIAM GERMENIS, Anti-Money
Senior Accounting Manager – Taxable Fixed	Laundering Compliance Officer since
Income Funds of Dreyfus, and an officer of 91	October 2002.
investment companies (comprised of 200
portfolios) managed by Dreyfus. He is 37 years	Vice President and Anti-Money Laundering
old and has been an employee of Dreyfus since	Compliance Officer of the Distributor, and the
November 1992.	Anti-Money Laundering Compliance Officer
of 87 investment companies (comprised of 196
ROBERT ROBOL, Assistant Treasurer	portfolios) managed by Dreyfus. He is 35 years
since August 2005.	old and has been an employee of the
Senior Accounting Manager – Money Market	Distributor since October 1998.
Funds of Dreyfus, and an officer of 91
investment companies (comprised of 200
portfolios) managed by Dreyfus. He is 41 years
old and has been an employee of Dreyfus since
October 1988.

90

NOTES

For More	Information

Dreyfus LifeTime	Custodian
Portfolios, Inc.	Mellon Bank, N.A.
200 Park Avenue	One Mellon Bank Center
New York, NY 10166	Pittsburgh, PA 15258
Investment Adviser	Transfer Agent &
The Dreyfus Corporation	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Sub-Investment Adviser	New York, NY 10166
Mellon Equity Associates	Distributor
500 Grant Street	Dreyfus Service Corporation
Pittsburgh, PA 15258	200 Park Avenue
New York, NY 10166

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $76,755 in 2004 and $83,201 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $13,500 in 2004 and $14,175 in 2005. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $218,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $9,340 in 2004 and $10,724 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $155 in 2004 and $129 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $790,824 in 2004 and $761,002 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
	Not applicable.	[CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
	Not applicable.	[CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS LIFETIME PORTFOLIOS, INC.
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	November 29, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	November 29, 2005

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	November 29, 2005

EXHIBIT INDEX
(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b)	Certification of principal executive and principal financial officers as required by
Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)